THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 25, 2006
	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A	A3
Commercial paper	AMB-2	F1	A-1	P-2
Hartford Capital III trust originated preferred securities	bbb	A-	BBB+	Baa1
Hartford Life, Inc.:
Senior debt	a-	A	A	A3
Commercial paper	AMB-1	F1	A-1	P-2
Hartford Life Insurance Company:
Short Term Rating	—	—	A-1+	P-1
Address:
One Hartford Plaza
Hartford, CT 06115
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781
Greg Schroeter
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended June 30, 2006 and 2005	C-3
	Six Months Ended June 30, 2006 and 2005	C-4
Consolidating Balance Sheets
	As of June 30, 2006 and December 31, 2005	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended June 30, 2006 and 2005	C-9
	Six Months Ended June 30, 2006 and 2005	C-10
	Computation of Return-on-Equity Measures	C-11
	Weighted Average Share Analysis	C-12

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of March 31, 2006	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Account Value Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Sales/Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Sales/Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25

Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28
Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward	L-30

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended June 30, 2006	PC-4
	Six Months Ended June 30, 2006	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Statistical Premium Information (Year over Year)	PC-13
	Other Operations Operating Results	PC-14
	Other Operations Claims and Claim Adjustment Expenses	PC-15
	Summary of Gross Asbestos Reserves	PC-16
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-17
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Three Months Ended June 30, 2006	PC-18
	Six Months Ended June 30, 2006	PC-19
	Reinsurance Recoverable Analysis	PC-20
	Consolidated Income Statements	PC-21
	Consolidated Balance Sheets	PC-22
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-23

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of June 30, 2006	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of the Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, claims and claim adjustment expenses since these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, net flows, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the June 30, 2006 presentation.

•	NM – Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing Company performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the performance of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-14, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the period presented herein is set forth on page C-2a.
 ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.
•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (core earnings last twelve months to equity excluding AOCI) and ROE (core earnings, before tax related items, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (core earnings, before tax related items, last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings, before tax related items, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.
 iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTHS ENDED
	June 30,	Sept 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month		3 Month		JUNE 30,
	2005	2005	2005	2006	2006	Change		Change		2005	2006	Change
HIGHLIGHTS

Net income	$602	$539	$467	$728	$476	(21%)		(35%)		$1,268	$1,204	(5%)
Core earnings	$606	$556	$498	$797	$573	(5%)		(28%)		$1,188	$1,370	15%
Total revenues	$6,064	$7,307	$7,710	$6,543	$4,971	(18%)		(24%)		$12,066	$11,514	(5%)
Total assets	$268,382	$280,465	$285,557	$295,375	$294,938	10%		—
Total assets under management [1]	$302,625	$315,871	$322,972	$336,484	$337,182	11%		—

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.03	$1.80	$1.55	$2.41	$1.57	(23%)		(35%)		$4.28	$3.98	(7%)
Core earnings	$2.04	$1.86	$1.66	$2.64	$1.89	(7%)		(28%)		$4.01	$4.52	13%
Diluted earnings per share
Net income	$1.98	$1.76	$1.51	$2.34	$1.52	(23%)		(35%)		$4.19	$3.86	(8%)
Core earnings	$1.99	$1.81	$1.61	$2.56	$1.83	(8%)		(29%)		$3.93	$4.40	12%
Weighted average common shares outstanding (basic)	297.1	299.2	300.7	302.2	303.3	6.2	sh	1.1	sh	296.0	302.8	6.8	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	303.9	307.0	310.0	310.9	312.3	8.4	sh	1.4	sh	302.6	311.6	9.0	sh
Common shares outstanding	298.7	300.1	302.2	303.0	304.1	5.4	sh	1.1	sh	298.7	304.1	5.4	sh
Book value per share	$52.19	$51.02	$50.71	$50.86	$50.59	(3%)		(1%)
Per share impact of AOCI	$4.75	$1.98	$0.30	$(1.51)	$(3.03)	NM		(101%)
Book value per share (excluding AOCI)	$47.44	$49.04	$50.41	$52.37	$53.62	13%		2%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	17.1%	16.8%	15.4%	15.8%	14.3%	(2.8)		(1.5)
ROE (core earnings last 12 months to equity excluding AOCI) [2]	17.4%	17.4%	16.0%	16.7%	15.9%	(1.5)		(0.8)
ROE (core earnings, before tax related items, last 12 months to equity excluding AOCI) [2]	15.7%	17.4%	16.0%	16.7%	15.9%	0.2		(0.8)
Debt to capitalization including AOCI	23.1%	23.4%	23.7%	23.6%	23.7%	0.6		0.1
Investment yield, after-tax	3.8%	4.0%	3.9%	3.9%	3.9%	0.1		—		3.8%	3.9%	0.1
Ongoing Property & Casualty GAAP combined ratio	87.0	97.9	99.2	88.8	89.3	(2.3)		(0.5)		87.8	89.0	(1.2)

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$141	$158	$183	$160	$155	10%	(3%)	$277	$315	14%
Other Retail [1]	(14)	14	(8)	16	11	NM	(31%)	(2)	27	NM

Total Retail Products Group	127	172	175	176	166	31%	(6%)	275	342	24%
Retirement Plans	17	20	21	21	22	29%	5%	34	43	26%
Institutional Solutions Group	21	24	22	22	29	38%	32%	42	51	21%
Individual Life	39	45	43	45	48	23%	7%	78	93	19%
Group Benefits	64	68	81	68	74	16%	9%	123	142	15%
International	21	28	33	46	52	148%	13%	35	98	180%
Other [2] [3] [4]	(9)	7	(56)	40	(5)	44%	NM	(70)	35	NM

Total Life core earnings	$280	$364	$319	$418	$386	38%	(8%)	$517	$804	56%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$141	$125	$12	$134	$197	40%	47%	$259	$331	28%
Personal Lines	188	71	74	106	126	(33%)	19%	315	232	(26%)
Specialty Commercial	5	(143)	(67)	47	(43)	NM	NM	45	4	(91%)

Total Ongoing Operations underwriting results	334	53	19	287	280	(16%)	(2%)	619	567	(8%)
Net servicing income	15	12	9	18	12	(20%)	(33%)	28	30	7%
Net investment income	258	279	285	291	296	15%	2%	518	587	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	1	NM	NM	—	1	NM
Other expenses	(37)	(50)	(56)	(53)	(75)	(103%)	(42%)	(96)	(128)	(33%)
Income tax expense	(178)	(77)	(63)	(157)	(153)	14%	3%	(327)	(310)	5%

Ongoing Operations core earnings	$392	$217	$194	$386	$361	(8%)	(6%)	$742	$747	1%

Other Operations core earnings [5]	$(23)	$15	$26	$35	$(126)	NM	NM	$13	$(91)	NM

Total Property & Casualty core earnings	$369	$232	$220	$421	$235	(36%)	(44%)	$755	$656	(13%)

CORPORATE
Total Corporate Core earnings	$(43)	$(40)	$(41)	$(42)	$(48)	(12%)	(14%)	$(84)	$(90)	(7%)

CONSOLIDATED
Core earnings	$606	$556	$498	$797	$573	(5%)	(28%)	$1,188	$1,370	15%
Add: Net realized capital gains (losses), after-tax [6]	(4)	(17)	(31)	(69)	(97)	NM	(41%)	80	(166)	NM

Net income	$602	$539	$467	$728	$476	(21%)	(35%)	$1,268	$1,204	(5%)

PER SHARE DATA [7]
Diluted earnings per share
Core earnings	$1.99	$1.81	$1.61	$2.56	$1.83	(8%)	(29%)	$3.93	$4.40	12%
Net income	$1.98	$1.76	$1.51	$2.34	$1.52	(23%)	(35%)	$4.19	$3.86	(8%)

[1]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a mutual fund distribution partner. In addition, the three months ended December 31, 2005 included an expense of $22, after-tax, representing the final settlement of this matter.

[2]	Includes charges of (i) $66, after-tax, for the three months ended March 31, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34, after-tax, benefit due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[6]	Includes those net realized capital gains not included in core earnings. See pages C-9 and C-10 for further analysis.

[7]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$141	$158	$183	$160	$155	10%	(3%)	$277	$315	14%
Other Retail [1]	(14)	14	(8)	16	11	NM	(31%)	(2)	27	NM

Total Retail Products Group	127	172	175	176	166	31%	(6%)	275	342	24%
Retirement Plans	17	20	21	21	22	29%	5%	34	43	26%
Institutional Solutions Group	21	24	22	22	29	38%	32%	42	51	21%
Individual Life	39	45	43	45	48	23%	7%	78	93	19%
Group Benefits	64	68	81	68	74	16%	9%	123	142	15%
International	21	28	33	46	52	148%	13%	35	98	180%
Other [2] [3] [4]	(9)	7	(56)	40	(5)	44%	NM	(70)	35	NM

Total Life core earnings	$280	$364	$319	$418	$386	38%	(8%)	$517	$804	56%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophe Impacts and Prior Year Development:
Business Insurance	140	147	101	159	185	32%	16%	275	344	25%
Personal Lines	115	146	99	143	135	17%	(6%)	249	278	12%
Specialty Commercial	42	25	12	20	24	(43%)	20%	97	44	(55%)

Total Ongoing Operations underwriting results before catastrophe impacts and prior year development [5]	297	318	212	322	344	16%	7%	621	666	7%
Catastrophe impacts, excluding prior year development [6]	(37)	(222)	(132)	(41)	(73)	(97%)	(78%)	(70)	(114)	(63%)
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(8)	7	—	18	17	NM	(6%)	(21)	35	NM
Other loss and loss adjustment expenses	82	(50)	(61)	(12)	(8)	NM	33%	89	(20)	NM

Total Ongoing Operations underwriting results	334	53	19	287	280	(16%)	(2%)	619	567	(8%)
Net servicing income	15	12	9	18	12	(20%)	(33%)	28	30	7%
Net investment income	258	279	285	291	296	15%	2%	518	587	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	1	NM	NM	—	1	NM
Other expenses	(37)	(50)	(56)	(53)	(75)	(103%)	(42%)	(96)	(128)	(33%)
Income tax expense	(178)	(77)	(63)	(157)	(153)	14%	3%	(327)	(310)	5%

Ongoing Operations core earnings	$392	$217	$194	$386	$361	(8%)	(6%)	$742	$747	1%

Other Operations core earnings [7]	$(23)	$15	$26	$35	$(126)	NM	NM	$13	$(91)	NM

Total Property & Casualty core earnings	$369	$232	$220	$421	$235	(36%)	(44%)	$755	$656	(13%)

CORPORATE
Total Corporate core earnings	$(43)	$(40)	$(41)	$(42)	$(48)	(12%)	(14%)	$(84)	$(90)	(7%)

CONSOLIDATED
Core earnings	$606	$556	$498	$797	$573	(5%)	(28%)	$1,188	$1,370	15%
Add: Net realized capital gains (losses), after-tax [8]	(4)	(17)	(31)	(69)	(97)	NM	(41%)	80	(166)	NM

Net income	$602	$539	$467	$728	$476	(21%)	(35%)	$1,268	$1,204	(5%)

[1]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a mutual fund distribution partner. In addition, the three months ended December 31, 2005 included an expense of $22, after-tax, representing the final settlement of this matter.

[2]	Includes charges of (i) $66, after-tax, for the three months ended March 31, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34, after-tax, benefit due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	The three months ended June 30, 2005 included a Citizens’ assessment of $15 ($2 in Business Insurance and $13 in Personal Lines) related to the third quarter 2004 hurricanes. The three months ended September 30, 2005 included a $6 reclassification of the Citizens’ assessment related to the third quarter 2004 hurricanes from Personal Lines to Business Insurance. The three months ended December 31, 2005 included a Citizens’ assessment of $49 ($25 in Business Insurance and $24 in Personal Lines) related to the third and fourth quarter 2005 hurricanes. The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance, $16 in Personal Lines) related to the third and fourth quarter 2005 hurricanes.

[6]	Catastrophe impacts included catastrophe treaty reinstatement premium and catastrophe losses. Catastrophe impacts for the three months ended September 30, 2005 included reinstatement premium of $60 and losses of $140 from Hurricanes Katrina and Rita. Catastrophe impacts for the three months ended December 31, 2005 included reinstatement premium of $13 and losses of $132 from Hurricane Wilma.

[7]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[8]	Includes those net realized capital gains not included in core earnings. See pages C-9 and C-10 for further analysis.
C - 2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$1,081	$1,047	3%	$2,607	$2,578	1%	$—	$—	—	$3,688	$3,625	2%
Fee income	1,156	960	20%	—	—	—	3	3	—	1,159	963	20%
Net investment income
Securities available-for-sale and other	791	733	8%	365	328	11%	2	6	(67%)	1,158	1,067	9%
Equity securities held for trading [1]	(970)	303	NM	—	—	—	—	—	—	(970)	303	NM

Total net investment income	(179)	1,036	NM	365	328	11%	2	6	(67%)	188	1,370	(86%)
Other revenues	—	—	—	114	115	(1%)	1	1	—	115	116	(1%)
Net realized capital losses	(150)	(9)	NM	(29)	—	—	—	(1)	100%	(179)	(10)	NM

Total revenues	1,908	3,034	(37%)	3,057	3,021	1%	6	9	(33%)	4,971	6,064	(18%)

Benefits, claims and claim adjustment expenses [1]	508	1,756	(71%)	1,963	1,688	16%	—	2	(100%)	2,471	3,446	(28%)
Amortization of deferred policy acquisition costs and present value of future profits	306	275	11%	523	498	5%	—	—	—	829	773	7%
Insurance operating costs and expenses	692	632	9%	107	168	(36%)	—	—	—	799	800	—
Interest expense	—	—	—	—	—	—	71	64	11%	71	64	11%
Other expenses	9	7	29%	178	139	28%	9	8	13%	196	154	27%

Total benefits and expenses	1,515	2,670	(43%)	2,771	2,493	11%	80	74	8%	4,366	5,237	(17%)

Income (loss) before income taxes	393	364	8%	286	528	(46%)	(74)	(65)	(14%)	605	827	(27%)

Income tax expense (benefit)	85	88	(3%)	70	159	(56%)	(26)	(22)	(18%)	129	225	(43%)

Net income (loss)	308	276	12%	216	369	(41%)	(48)	(43)	(12%)	476	602	(21%)

Less: Net realized capital losses, after-tax	(78)	(4)	NM	(19)	—	—	—	—	—	(97)	(4)	NM

Core earnings	$386	$280	38%	$235	$369	(36%)	$(48)	$(43)	(12%)	$573	$606	(5%)

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$2,354	$2,046	15%	$5,173	$5,085	2%	$—	$—	—	$7,527	$7,131	6%
Fee income	2,274	1,910	19%	—	—	—	6	5	20%	2,280	1,915	19%
Net investment income
Securities available-for-sale and other	1,557	1,462	6%	722	665	9%	6	12	(50%)	2,285	2,139	7%
Equity securities held for trading [1]	(516)	524	NM	—	—	—	—	—	—	(516)	524	NM

Total net investment income	1,041	1,986	(48%)	722	665	9%	6	12	(50%)	1,769	2,663	(34%)
Other revenues	—	—	—	237	227	4%	1	1	—	238	228	4%
Net realized capital gains (losses)	(276)	83	NM	(24)	48	NM	—	(2)	100%	(300)	129	NM

Total revenues	5,393	6,025	(10%)	6,108	6,025	1%	13	16	(19%)	11,514	12,066	(5%)

Benefits, claims and claim adjustment expenses [1]	2,646	3,495	(24%)	3,604	3,302	9%	—	4	(100%)	6,250	6,801	(8%)
Amortization of deferred policy acquisition costs and present value of future profits	605	566	7%	1,041	990	5%	—	—	—	1,646	1,556	6%
Insurance operating costs and expenses	1,278	1,203	6%	248	312	(21%)	—	—	—	1,526	1,515	1%
Interest expense	—	—	—	—	—	—	137	127	8%	137	127	8%
Other expenses	16	13	23%	335	298	12%	15	15	—	366	326	12%

Total benefits and expenses	4,545	5,277	(14%)	5,228	4,902	7%	152	146	4%	9,925	10,325	(4%)

Income (loss) before income taxes	848	748	13%	880	1,123	(22%)	(139)	(130)	(7%)	1,589	1,741	(9%)

Income tax expense (benefit)	194	181	7%	240	337	(29%)	(49)	(45)	(9%)	385	473	(19%)

Net income (loss)	654	567	15%	640	786	(19%)	(90)	(85)	(6%)	1,204	1,268	(5%)

Less: Net realized capital gains (losses), after-tax	(150)	50	NM	(16)	31	NM	—	(1)	100%	(166)	80	NM

Core earnings	$804	$517	56%	$656	$755	(13%)	$(90)	$(84)	(7%)	$1,370	$1,188	15%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF JUNE 30, 2006 AND DECEMBER 31, 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Jun. 30,	Dec. 31,		Jun. 30,	Dec. 31,		Jun. 30,	Dec. 31,		Jun. 30,	Dec. 31,
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,453	$50,812	(1%)	$25,377	$25,330	—	$224	$298	(25%)	$76,054	$76,440	(1%)
Equity securities, trading, at fair value	26,916	24,034	12%	—	—	—	—	—	—	26,916	24,034	12%
Equity securities, available-for-sale, at fair value	772	800	(4%)	796	661	20%	—	—	—	1,568	1,461	7%
Policy loans, at outstanding balance	2,110	2,016	5%	—	—	—	—	—	—	2,110	2,016	5%
Mortgage loans on real estate	2,269	1,513	50%	286	218	31%	—	—	—	2,555	1,731	48%
Other investments	831	609	36%	797	644	24%	—	—	—	1,628	1,253	30%

Total investments	83,351	79,784	4%	27,256	26,853	2%	224	298	(25%)	110,831	106,935	4%
Cash	888	1,001	(11%)	193	272	(29%)	—	—	—	1,081	1,273	(15%)
Premiums receivable and agents’ balances	396	426	(7%)	3,312	3,308	—	—	—	—	3,708	3,734	(1%)
Reinsurance recoverables	785	800	(2%)	4,485	5,560	(19%)	—	—	—	5,270	6,360	(17%)
Deferred policy acquisition costs and present value of future profits	9,362	8,567	9%	1,176	1,134	4%	1	1	—	10,539	9,702	9%
Deferred income taxes	(278)	(559)	50%	1,061	904	17%	340	330	3%	1,123	675	66%
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	213	198	8%	504	485	4%	—	—	—	717	683	5%
Other assets	1,807	1,932	(6%)	1,552	1,614	(4%)	67	54	24%	3,426	3,600	(5%)
Separate account assets	156,523	150,875	4%	—	—	—	—	—	—	156,523	150,875	4%

Total assets	$253,843	$243,820	4%	$39,691	$40,282	(1%)	$1,404	$1,455	(4%)	$294,938	$285,557	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$13,454	$12,987	4%	$21,770	$22,266	(2%)	$—	$—	—	$35,224	$35,253	—
Other policyholder funds and benefits payable	67,767	64,452	5%	—	—	—	—	—	—	67,767	64,452	5%
Unearned premiums	85	69	23%	5,580	5,502	1%	(5)	(5)	—	5,660	5,566	2%
Debt [1]	—	—	—	—	—	—	4,764	4,767	—	4,764	4,767	—
Other liabilities	5,790	5,165	12%	3,562	3,865	(8%)	265	289	(8%)	9,617	9,319	3%
Separate account liabilities	156,523	150,875	4%	—	—	—	—	—	—	156,523	150,875	4%

Total liabilities	243,619	233,548	4%	30,912	31,633	(2%)	5,024	5,051	(1%)	279,555	270,232	3%

Equity excluding AOCI, net of tax	10,424	9,879	6%	8,949	8,398	7%	(3,066)	(3,042)	(1%)	16,307	15,235	7%
AOCI, net of tax	(200)	393	NM	(170)	251	NM	(554)	(554)	—	(924)	90	NM

Total stockholders’ equity	10,224	10,272	—	8,779	8,649	2%	(3,620)	(3,596)	(1%)	15,383	15,325	—

Total liabilities and stockholders’ equity	$253,843	$243,820	4%	$39,691	$40,282	(1%)	$1,404	$1,455	(4%)	$294,938	$285,557	3%

[1] Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2005	2005	2005	2006	2006	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$620	$620	$719	$721	$1,384	123%	92%
Senior notes	2,336	2,336	2,337	2,337	2,137	(9%)	(9%)

Subtotal	2,956	2,956	3,056	3,058	3,521	19%	15%

Equity unit notes	1,020	1,020	1,020	1,020	755	(26%)	(26%)
Junior subordinated debentures	705	697	691	688	488	(31%)	(29%)

Total debt	$4,681	$4,673	$4,767	$4,766	$4,764	2%	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$14,171	$14,717	$15,235	$15,867	$16,307	15%	3%
AOCI, net of tax	1,419	593	90	(457)	(924)	NM	(102%)

Total stockholders’ equity	$15,590	$15,310	$15,325	$15,410	$15,383	(1%)	—

CAPITALIZATION
Total capitalization including AOCI, net of tax	$20,271	$19,983	$20,092	$20,176	$20,147	(1%)	—

Total capitalization excluding AOCI, net of tax	$18,852	$19,390	$20,002	$20,633	$21,071	12%	2%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI

Total debt to capitalization	23.1%	23.4%	23.7%	23.6%	23.7%	0.6	0.1

Debt (including 75% equity credit) to capitalization [1]	19.3%	19.6%	19.9%	19.8%	19.8%	0.5	—

Debt (excluding equity unit notes and junior subordinated debentures) to capitalization [2]	14.6%	14.8%	15.2%	15.2%	16.5%	1.9	1.3

Ratios Excluding AOCI

Total debt to capitalization	24.8%	24.1%	23.8%	23.1%	22.6%	(2.2)	(0.5)

Debt (including 75% equity credit) to capitalization [1]	20.8%	20.2%	20.0%	19.4%	19.0%	(1.8)	(0.4)

Debt (excluding equity unit notes and junior subordinated debentures) to capitalization [2]	15.7%	15.2%	15.3%	14.8%	15.8%	0.1	1.0

[1] Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit to the forward purchase contracts of $1,020 underlying equity units.
[2] Junior subordinated debentures of $200 are included in short-term debt as of June 30, 2006. In July 2006 the debt was retired at par.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of June 30, 2006

Fixed maturities unrealized gain (loss)	$96	$(93)	$—	$3
Equities unrealized gain	7	75	—	82
Net deferred loss on cash-flow hedging instruments	(283)	(26)	—	(309)

Total unrealized loss	(180)	(44)	—	(224)
Foreign currency translation adjustments	(20)	(60)	—	(80)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income (loss)	$(200)	$(170)	$(554)	$(924)

As of December 31, 2005
Fixed maturities unrealized gain	$555	$323	$—	$878
Equities unrealized gain	18	73	—	91
Net deferred loss on cash-flow hedging instruments	(101)	(9)	—	(110)

Total unrealized gain	472	387	—	859
Foreign currency translation adjustments	(79)	(70)	—	(149)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income (loss)	$393	$251	$(554)	$90

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Jun. 30,
	2005	2005	2005	2006	2006	2005	2006
Numerator:
Net income	$602	$539	$467	$728	$476	$1,268	$1,204
Less: Net realized capital gains (losses), after-tax	(4)	(17)	(31)	(69)	(97)	80	(166)

Core earnings	606	556	498	797	573	1,188	1,370

Denominator:
Weighted average common shares outstanding (basic)	297.1	299.2	300.7	302.2	303.3	296.0	302.8
Dilutive effect of equity units	3.7	4.6	5.5	5.7	6.0	3.5	5.8
Dilutive effect of stock compensation	3.1	3.2	3.8	3.0	3.0	3.1	3.0

Weighted average common shares outstanding and dilutive potential common shares (diluted)	303.9	307.0	310.0	310.9	312.3	302.6	311.6

Basic earnings per share
Net income	$2.03	$1.80	$1.55	$2.41	$1.57	$4.28	$3.98
Less: Net realized capital gains (losses), after-tax	(0.01)	(0.06)	(0.11)	(0.23)	(0.32)	0.27	(0.54)

Core earnings	2.04	1.86	1.66	2.64	1.89	4.01	4.52

Diluted earnings per share
Net income	$1.98	$1.76	$1.51	$2.34	1.52	$4.19	$3.86
Less: Net realized capital gains (losses), after-tax	(0.01)	(0.05)	(0.10)	(0.22)	(0.31)	0.26	(0.54)

Core earnings	1.99	1.81	1.61	2.56	1.83	3.93	4.40

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED JUNE 30, 2006 AND 2005

THREE MONTHS ENDED JUNE 30, 2006 AND 2005	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC

Net gains (losses) on sales	$(34)	$39	NM	$(1)	$6	NM	$—	$—	—	$(35)	$45	NM
Impairments
Credit Related	—	(5)	100%	—	(5)	100%	—	—	—	—	(10)	100%
Other [1]	(43)	—	NM	(23)	—	NM	—	—	—	(66)	—	NM

Total impairments	(43)	(5)	NM	(23)	(5)	NM	—	—	—	(66)	(10)	NM
Japanese fixed annuity, net [2]	(14)	(40)	65%	—	—	—	—	—	—	(14)	(40)	65%
GMWB derivatives, net [3]	(22)	1	NM	—	—	—	—	—	—	(22)	1	NM
Other [4]	(29)	5	NM	(6)	(1)	NM	—	(1)	100%	(35)	3	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(142)	—	NM	(30)	—	NM	—	(1)	100%	(172)	(1)	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	64	(4)	NM	11	—	NM	—	1	100%	75	(3)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(78)	$(4)	NM	$(19)	$—	NM	$—	$—	—	$(97)	$(4)	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$(142)	$—	NM	$(30)	$—	NM	$—	$(1)	100%	$(172)	$(1)	NM
Total net realized capital gains (losses) included in core earnings	(8)	(9)	11%	1	—	NM	—	—	—	(7)	(9)	22%

Total net realized capital gains (losses)	$(150)	$(9)	NM	$(29)	$—	NM	$—	$(1)	100%	$(179)	$(10)	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $12 would have been recognized as an offset to this amount in the three months ended June 30, 2006.

[3]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
SIX MONTHS ENDED JUNE 30, 2006 AND 2005

SIX MONTHS ENDED JUNE 30, 2006 AND 2005	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC

Net gains on sales	$(52)	$89	NM	$2	$49	(96%)	$—	$—	—	$(50)	$138	NM
Impairments
Credit Related	—	(5)	100%	—	(5)	100%	—	—	—	—	(10)	100%
Other [1]	(52)	(1)	NM	(37)	—	NM	—	—	—	(89)	(1)	NM

Total impairments	(52)	(6)	NM	(37)	(5)	NM	—	—	—	(89)	(11)	NM
Japanese fixed annuity, net [2]	(58)	(4)	NM	—	—	—	—	—	—	(58)	(4)	NM
GMWB derivatives, net [3]	(35)	8	NM	—	—	—	—	—	—	(35)	8	NM
Other [4]	(57)	9	NM	10	4	150%	—	(2)	100%	(47)	11	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(254)	96	NM	(25)	48	NM	—	(2)	100%	(279)	142	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	104	(46)	NM	9	(17)	NM	—	1	100%	113	(62)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(150)	$50	NM	$(16)	$31	NM	$—	$(1)	100%	$(166)	$80	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before Tax

Total net realized capital gains (losses) excluded from core earnings	$(254)	$96	NM	$(25)	$48	NM	$—	$(2)	100%	$(279)	$142	NM
Total net realized capital gains (losses) included in core earnings	(22)	(13)	(69%)	1	—	NM	—	—	—	(21)	(13)	(62%)

Total net realized capital gains (losses)	$(276)	$83	NM	$(24)	$48	NM	$—	$(2)	100%	$(300)	$129	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $60 would have been recognized as an offset to this amount in the six months ended June 30, 2006.

[3]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	June. 30,
	2005	2005	2005	2006	2006
Numerator [1]:
Net income — last 12 months	$2,382	$2,427	$2,274	$2,336	$2,210
Core earnings — last 12 months	$2,253	$2,341	$2,242	$2,457	$2,424
Core earnings, before tax related items — last 12 months	$2,037	$2,341	$2,242	$2,457	$2,424

Denominator [2]:
Average equity, including AOCI	13,932.5	14,480.0	14,781.5	14,810.5	15,486.5
Less: Average AOCI	949.5	1,001.5	757.5	116.5	247.5

Average equity, excluding AOCI	12,983.0	13,478.5	14,024.0	14,694.0	15,239.0

ROE (net income last 12 months to equity including AOCI)	17.1%	16.8%	15.4%	15.8%	14.3%
ROE (core earnings last 12 months to equity excluding AOCI)	17.4%	17.4%	16.0%	16.7%	15.9%
ROE (core earnings, before tax related items last 12 months to equity excluding AOCI) [3]	15.7%	17.4%	16.0%	16.7%	15.9%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

[3]	Core earnings for the three months ended September 30, 2004 included a tax benefit of $216 related to prior tax years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Twelve Months Ended			Twelve Months Ended
	June 30, 2006			December 31, 2006			December 31, 2007
	Stock		Diluted weighted	Stock		Diluted weighted	Stock		Diluted weighted
Average share	compensation	Equity units	average common	compensation	Equity units	average common	compensation	Equity units	average common
price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2]	dilution	dilution	shares [1,2]
$65.00	1.2	2.1	606.6	1.2	2.5	312.3	1.2	—	322.4
$70.00	1.7	3.3	308.3	1.7	2.9	313.2	1.7	—	322.9
$75.00	2.1	4.3	309.7	2.1	3.4	314.1	2.1	—	323.3
$80.00	2.5	5.1	310.9	2.5	3.7	314.8	2.5	—	323.7
$85.00	2.9	5.9	312.1	2.9	4.1	315.6	2.9	—	324.1
$86.21 [3]	3.0	6.0	312.3	3.0	4.1	315.7	3.0	—	324.2
$90.00	3.2	6.5	313.0	3.2	4.4	316.2	3.2	—	324.4
$95.00	3.4	7.1	313.8	3.4	4.6	316.6	3.4	—	324.6
$100.00	3.7	7.7	314.7	3.7	4.9	317.2	3.7	—	324.9
$105.00	3.9	8.1	315.3	3.9	5.1	317.6	3.9	—	325.1

[1]	Based on weighted average common shares outstanding (basic) at June 30, 2006 of 303.3 million.

[2]	Reflects mandatory exercise of the purchase contracts which, combined with the equity unit notes, constitute the equity units. The purchase contracts obligate the holders to purchase 17.9 million common shares of The Hartford (12.13 million and 5.73

[3]	Represents the three months ended June 30, 2006 average share price.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
REVENUES
Retail Products Group
Individual Annuity	$681	$682	$683	$697	$703	3%	1%	$1,353	$1,400	3%
Other Retail	118	128	133	153	164	39%	7%	236	317	34%

Total Retail Products Group	799	810	816	850	867	9%	2%	1,589	1,717	8%
Retirement Plans	117	118	122	137	131	12%	(4%)	230	268	17%
Institutional Solutions Group	340	358	423	518	367	8%	(29%)	639	885	38%
Individual Life	259	278	280	271	275	6%	1%	521	546	5%
Group Benefits	1,048	1,049	1,066	1,132	1,129	8%	—	2,094	2,261	8%
International	111	141	168	180	184	66%	2%	215	364	69%
Other	57	62	(16)	(57)	(75)	NM	(32%)	213	(132)	NM

Total revenues before net investment income on equity securities held for trading	2,731	2,816	2,859	3,031	2,878	5%	(5%)	5,501	5,909	7%

Net investment income on equity securities held for trading [1]	303	1,500	1,823	454	(970)	NM	NM	524	(516)	NM

Total revenues	$3,034	$4,316	$4,682	$3,485	$1,908	(37%)	(45%)	$6,025	$5,393	(10%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$141	$158	$183	$160	$155	10%	(3%)	$277	$315	14%
Other Retail [2]	(14)	14	(8)	16	11	NM	(31%)	(2)	27	NM

Total Retail Products Group	127	172	175	176	166	31%	(6%)	275	342	24%

Retirement Plans	17	20	21	21	22	29%	5%	34	43	26%
Institutional Solutions Group	21	24	22	22	29	38%	32%	42	51	21%
Individual Life	39	45	43	45	48	23%	7%	78	93	19%
Group Benefits	64	68	81	68	74	16%	9%	123	142	15%
International	21	28	33	46	52	148%	13%	35	98	180%
Other [3], [4], [5]	(9)	7	(56)	40	(5)	44%	NM	(70)	35	NM

Core earnings	280	364	319	418	386	38%	(8%)	517	804	56%

Net realized gains (losses), net of tax, included in net income of Other	(4)	(18)	(28)	(72)	(78)	NM	(8%)	50	(150)	NM

Net income	$276	$346	$291	$346	$308	12%	(11%)	$567	$654	15%

Core earnings ROE (last 12 months to equity excluding AOCI)	18.5%	15.7%	15.3%	16.9%	17.9%	(0.6)	1.0
Core earnings ROE (last 12 months to equity excluding AOCI), before tax related items [6]	15.7%	15.7%	15.3%	16.9%	17.9%	2.2	1.0
Assets under management	$258,097	$270,689	$276,525	$290,409	$290,804	13%	—
DAC capitalization	$497	$511	$507	$506	$473		(7%)
DAC amortization	$275	$321	$285	$299	$306		2%
DAC and PVFP assets	$7,842	$8,250	$8,567	$9,048	$9,362		3%
United States Statutory surplus ($ in billions) [7]	$5.1	$4.4	$4.3	$4.4	$4.3

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which has an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds. In addition, the three months ended December 31, 2005 included an expense of $22, after tax, representing the final settlement of this matter.

[3]	Includes charges of (i) $66, after-tax, for the three months ended March 31, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[4]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[5]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[6]	The three months ended September 30, 2004 included a $190 tax benefit related to favorable treatment of certain tax items prior to 2004.

[7]	Estimated United States statutory surplus at June 30, 2006. United States statutory surplus declined at September 30, 2005 on a sequential quarter basis due to a change in ownership of the Company’s Japanese life insurance operations, effective September 1, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
REVENUES
Earned premiums	$1,047	$1,045	$1,112	$1,273	$1,081	3%	(15%)	$2,046	$2,354	15%
Fee income	960	1,026	1,064	1,118	1,156	20%	3%	1,910	2,274	19%
Net investment income
Securities available-for-sale and other	733	771	765	766	791	8%	3%	1,462	1,557	6%
Equity securities held for trading [1]	303	1,500	1,823	454	(970)	NM	NM	524	(516)	NM

Total net investment income	1,036	2,271	2,588	1,220	(179)	NM	NM	1,986	1,041	(48%)
Net realized capital gains (losses)	(9)	(26)	(82)	(126)	(150)	NM	(19%)	83	(276)	NM

Total revenues	3,034	4,316	4,682	3,485	1,908	(37%)	(45%)	6,025	5,393	(10%)

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,756	2,926	3,388	2,138	508	(71%)	(76%)	3,495	2,646	(24%)
Amortization of deferred policy acquisition costs and present value of future profits	275	321	285	299	306	11%	2%	566	605	7%
Insurance operating costs and other expenses	639	621	685	593	701	10%	18%	1,216	1,294	6%

Total benefits and expenses	2,670	3,868	4,358	3,030	1,515	(43%)	(50%)	5,277	4,545	(14%)

NET INCOME
Income before income taxes	364	448	324	455	393	8%	(14%)	748	848	13%
Income tax expense	88	102	33	109	85	(3%)	(22%)	181	194	7%

Net income	276	346	291	346	308	12%	(11%)	567	654	15%

Less: net realized gains (losses), net of tax, included in income of Other	(4)	(18)	(28)	(72)	(78)	NM	(8%)	50	(150)	NM

Core earnings	$280	$364	$319	$418	$386	38%	(8%)	517	804	56%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2005	2005	2005	2006	2006	Change	Change
Assets
General account	$85,912	$89,582	$92,945	$95,730	$97,320	13%	2%
Separate account	142,774	150,341	150,875	158,419	156,523	10%	(1%)

Total assets	228,686	239,923	243,820	254,149	253,843	11%	—

Mutual fund assets	29,411	30,766	32,705	36,260	36,961	26%	2%

Total assets under management	$258,097	$270,689	$276,525	$290,409	$290,804	13%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2005	2005	2005	2006	2006	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$51,723	$51,115	$50,812	$50,571	$50,453	(2%)	—
Equity securities, trading, at fair value	17,955	21,247	24,034	26,057	26,916	50%	3%
Equity securities, available-for-sale, at fair value	793	797	800	820	772	(3%)	(6%)
Policy loans, at outstanding balance	2,140	2,009	2,016	2,007	2,110	(1%)	5%
Mortgage loans on real estate	1,148	1,178	1,513	1,920	2,269	98%	18%
Other investments	627	550	609	640	831	33%	30%

Total investments	74,386	76,896	79,784	82,015	83,351	12%	2%

Cash	771	1,223	1,001	1,104	888	15%	(20%)
Premiums receivable and agents’ balances	418	417	426	408	396	(5%)	(3%)
Reinsurance recoverables	752	722	800	805	785	4%	(2%)
Deferred policy acquisition costs and present value of future profits	7,842	8,250	8,567	9,048	9,362	19%	3%
Deferred income taxes	(979)	(706)	(559)	(414)	(278)	72%	33%
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	191	200	198	206	213	12%	3%
Other assets	1,735	1,784	1,932	1,762	1,807	4%	3%
Separate account assets	142,774	150,341	150,875	158,419	156,523	10%	(1%)

Total assets	$228,686	$239,923	$243,820	$254,149	$253,843	11%	—

Future policy benefits, unpaid claims and claim adjustment expenses	$12,467	$12,591	$12,987	$13,163	$13,454	8%	2%
Other policyholder funds and benefits payable	57,481	61,535	64,452	66,602	67,767	18%	2%
Unearned premiums	57	67	69	70	85	49%	21%
Other liabilities	5,268	5,036	5,165	5,641	5,790	10%	3%
Separate account liabilities	142,774	150,341	150,875	158,419	156,523	10%	(1%)

Total liabilities	218,047	229,570	233,548	243,895	243,619	12%	—

Equity excluding AOCI, net of tax	9,366	9,643	9,879	10,175	10,424	11%	2%
AOCI, net of tax	1,273	710	393	79	(200)	NM	NM

Total stockholders’ equity	10,639	10,353	10,272	10,254	10,224	(4%)	—

Total liabilities and stockholders’ equity	$228,686	$239,923	$243,820	$254,149	$253,843	11%	—

Hartford Life and Accident Insurance Company NAIC RBC			368%
Hartford Life Insurance Company NAIC RBC			455%
Hartford Life and Annuity Insurance Company NAIC RBC			1110%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
YEAR-TO-DATE

Balance, December 31, 2005	$4,617	$97	$405	$81	$1,975	$95	$1,281	$16	$8,567
Adjustments to unrealized gains and losses on securities available — for — sale and other	45	—	7	—	70	—	(10)	—	112

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,662	97	412	81	2,045	95	1,271	16	8,679
Capitalization	415	44	56	26	169	28	241	—	979
Amortization — Deferred Policy Acquisition Costs	(375)	(27)	(16)	(16)	(60)	(20)	(97)	—	(611)
Amortization — Present Value of Future Profits	(4)	—	—	—	(12)	—	—	—	(16)
Amortization — Realized Capital Gains	—	—	—	—	—	—	—	22	22
Effect of Currency Translation Adjustment	—	—	—	—	—	—	44	—	44

Balance, June 30, 2006	4,698	114	452	91	2,142	103	1,459	38	9,097
Adjustments to unrealized gains and losses on securities available — for — sale and other	176	—	45	—	37	—	7	—	265

Balance, June 30, 2006 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,874	$114	$497	$91	$2,179	$103	$1,466	$38	$9,362

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of June 30, 2006
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
	VALUE	RISK	REINSURED	NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$53,559	$4,880	88%	$583
with 5% rollup [2]	3,814	490	80%	98
with Earnings Protection Benefit Rider (EPB) [3]	5,314	333	82%	59
with 5% rollup & EPB	1,379	132	82%	24

Total MAV	64,066	5,835	87%	764
Asset Protection Benefit (APB) [4]	31,244	167	45%	92
Lifetime Income Benefit (LIB) [5]	1,682	2	—%	2
Reset [6] (5-7 years)	6,863	382	—%	382
Return of Premium [7]/Other	9,331	36	3%	35

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$113,186	$6,422	80%	$1,275

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	27,323	249	28%	180

TOTAL	$140,509	$6,671	78%	$1,455

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
	2005	2005	2005	2006	2006
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,191.33	1,228.81	1,248.29	1,294.83	1,270.20
Total Account Value	$106,015	$110,413	$112,065	$115,699	$113,186
Retained net amount of risk	1,561	1,302	1,162	1,039	1,275
GMDB net GAAP liability	115	118	118	125	129
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$18,440	$21,892	$24,641	$26,696	$27,323
Retained net amount of risk	63	15	9	12	180
GMDB/GMIB net GAAP liability	39	46	50	59	66

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: The death benefit is the greatest of the current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, which is adjusted for earnings liquidity or a maximum 3% of premiums, depending on the product, through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $18.6 billion and $15.2 billion as of June 30, 2006 and December 31, 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of March 31, 2006
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,752
Liability for reinsurance in unauthorized companies	(8)

Net statutory reinsurance reserve credit	$1,744

Statutory amounts recoverable from reinsurers	$139

The top ten reinsurers represent $1,616 or 93% of the total statutory reserve credit and amounts recoverable.
•	4% of this amount is with reinsurers rated “A++” by A.M. Best at July 15, 2006.

•	56% of this amount is with reinsurers rated “A+” by A.M. Best at July 15, 2006.

•	33% of this amount is with reinsurers rated “A-” by A.M. Best at July 15, 2006.

•	7% of this amount is with reinsurers rated “B++” by A.M. Best at July 15, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2006	December 31, 2005
Statutory Capital and Surplus	$4,426	$4,348
GAAP Adjustments
Investment in subsidiaries	(528)	(469)
Deferred policy acquisition costs	9,048	8,567
Deferred taxes	(644)	(847)
Benefit reserves	(3,350)	(3,268)
Unrealized gains on investments, net of impairments	577	1,193
Asset valuation reserve and interest maintenance reserve	499	531
Goodwill	481	463
Other, net	(255)	(246)

GAAP Stockholders’ Equity	$10,254	$10,272

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$416	$440	$448	$462	$473	14%	2%	$826	$935	13%
Mutual fund and other fees	32	28	28	32	33	3%	3%	62	65	5%

Total fee income	448	468	476	494	506	13%	2%	888	1,000	13%

Direct premiums	28	18	15	19	18	(36%)	(5%)	47	37	(21%)
Reinsurance premiums	(33)	(33)	(32)	(36)	(36)	(9%)	—	(67)	(72)	(7%)

Net premiums	(5)	(15)	(17)	(17)	(18)	NM	(6%)	(20)	(35)	(75%)

Total premiums and other considerations	443	453	459	477	488	10%	2%	868	965	11%

Net investment income
Net investment income on G/A assets	258	250	244	234	235	(9%)	—	526	469	(11%)
Net investment income on assigned capital	17	17	17	16	15	(12%)	(6%)	34	31	(9%)
Charge for invested capital	(39)	(40)	(38)	(33)	(37)	5%	(12%)	(81)	(70)	14%

Total net investment income	236	227	223	217	213	(10%)	(2%)	479	430	(10%)
Net realized capital gains	2	2	1	3	2	—	(33%)	6	5	(17%)

Total revenues	681	682	683	697	703	3%	1%	1,353	1,400	3%

Benefits and Expenses
Benefits and claims
Death benefits	13	6	9	10	8	(38%)	(20%)	21	18	(14%)
Other contract benefits	20	24	22	22	23	15%	5%	39	45	15%
Change in reserve	13	1	(6)	3	2	(85%)	(33%)	23	5	(78%)
Sales inducements	10	10	10	9	14	40%	56%	19	23	21%
Interest credited on G/A assets	180	177	171	163	160	(11%)	(2%)	369	323	(12%)

Total benefits and claims	236	218	206	207	207	(12%)	—	471	414	(12%)

Other insurance expenses
Commissions & wholesaling expenses	248	232	230	265	280	13%	6%	494	545	10%
Operating expenses	53	47	54	45	52	(2%)	16%	102	97	(5%)
Premium taxes and other expenses	5	4	—	3	5	—	67%	10	8	(20%)

Subtotal — expenses before deferral	306	283	284	313	337	10%	8%	606	650	7%
Deferred policy acquisition costs	(198)	(176)	(170)	(202)	(213)	(8%)	(5%)	(396)	(415)	(5%)

Total other insurance expense	108	107	114	111	124	15%	12%	210	235	12%
Amortization of deferred policy acquisition costs	164	173	185	187	192	17%	3%	332	379	14%

Total benefits and expenses	508	498	505	505	523	3%	4%	1,013	1,028	1%

Income before income taxes	173	184	178	192	180	4%	(6%)	340	372	9%
Income tax expense (benefit) [1]	32	26	(5)	32	25	(22%)	(22%)	63	57	(10%)

Net income [2]	$141	$158	$183	$160	$155	10%	(3%)	$277	$315	14%

[1]	The three months ended September 30, 2005 and December 31, 2005 includes $9 and $40, respectively, of additional tax benefits related to a change in DRD estimates.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues

Premiums and other considerations

Variable annuity fees	$2	$3	$3	$3	$3	50%	—	$3	$6	100%
Mutual fund and other fees	116	123	129	151	161	39%	7%	232	312	34%

Total fee income	118	126	132	154	164	39%	6%	235	318	35%

Net investment income
Net investment income on G/A assets	—	2	1	(1)	2	—	NM	1	1	—

Total net investment income	—	2	1	(1)	2	—	NM	1	1	—

Net realized capital (losses)	—	—	—	—	(2)	—	—	—	(2)	—

Total revenues	118	128	133	153	164	39%	7%	236	317	34%

Benefits and Expenses

Other insurance expenses

Commissions & wholesaling expenses	74	78	89	109	120	62%	10%	148	229	55%
Operating expenses	23	21	26	24	28	22%	17%	46	52	13%
Premium taxes and other expenses [1]	41	7	35	5	7	(83%)	40%	45	12	(73%)

Subtotal — expenses before deferral	138	106	150	138	155	12%	12%	239	293	23%

Deferred policy acquisition costs	(13)	(14)	(16)	(21)	(23)	(77%)	(10%)	(27)	(44)	(63%)

Total other insurance expense	125	92	134	117	132	6%	13%	212	249	17%

Amortization of deferred policy acquisition costs	14	14	13	11	16	14%	45%	27	27	—

Total benefits and expenses	139	106	147	128	148	6%	16%	239	276	15%

Income (loss) before income taxes	(21)	22	(14)	25	16	NM	(36%)	(3)	41	NM

Income tax expense (benefit)	(7)	8	(6)	9	5	NM	(44%)	(1)	14	NM

Net income (loss) [2]	$(14)	$14	$(8)	$16	$11	NM	(31%)	$(2)	$27	NM

[1]	Included in the three months ended June 30, 2005 and December 31, 2005 the Company recorded amounts of $37 and $33, pre-tax, in association with the termination of a provision of an agreement with a distribution partner of the Company’s mutual funds.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Individual Annuity
Broker-dealer	$1,818	$1,676	$1,582	$1,941	$2,074	14%	7%	$3,710	$4,015	8%
Banks	1,140	1,127	1,001	1,237	1,359	19%	10%	2,421	2,596	7%

Total sales/deposits by distribution	2,958	2,803	2,583	3,178	3,433	16%	8%	6,131	6,611	8%

Variable	2,886	2,748	2,497	3,091	3,228	12%	4%	5,989	6,319	6%
Fixed MVA/other	72	55	86	87	205	185%	136%	142	292	106%

Total sales/deposits by product	2,958	2,803	2,583	3,178	3,433	16%	8%	6,131	6,611	8%

Retail Mutual Funds	1,321	1,307	1,739	2,692	2,779	110%	3%	2,767	5,471	98%

529 College Savings Plan/Specialty Products/Other	97	129	136	153	136	40%	(11%)	215	289	34%

Total Retail Products Group	$4,376	$4,239	$4,458	$6,023	$6,348	45%	5%	$9,113	$12,371	36%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2005	2005	2005	2006	2006	Change	Change
INDIVIDUAL ANNUITY
General account	$17,852	$17,324	$16,872	$16,460	$16,202	(9%)	(2%)
Non-guaranteed separate account	92,448	96,591	98,664	102,304	100,058	8%	(2%)

Total Individual Annuity	$110,300	$113,915	$115,536	$118,764	$116,260	5%	(2%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$7,415	$7,120	$6,771	$6,517	$6,292	(15%)	(3%)
Non-guaranteed separate account	92,332	96,472	98,543	102,178	99,932	8%	(2%)

Total individual variable annuities	99,747	103,592	105,314	108,695	106,224	6%	(2%)

Fixed MVA & other individual annuities	10,553	10,323	10,222	10,069	10,036	(5%)	—

Total Individual Annuity	110,300	113,915	115,536	118,764	116,260	5%	(2%)

Specialty Products/Other — Segregated Assets	243	286	336	386	417	72%	8%

Mutual Fund Assets
Retail mutual fund assets	25,958	27,522	29,063	31,988	32,611	26%	2%
Specialty Product/Other mutual fund assets	218	293	335	396	439	101%	11%
529 College Savings Plan assets	553	608	669	744	764	38%	3%

Total Mutual Fund Assets	26,729	28,423	30,067	33,128	33,814	27%	2%

Total Retail Products Group Assets Under Management	$137,272	$142,624	$145,939	$152,278	$150,491	10%	(1%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2005	2005	2005	2006	2006
VARIABLE ANNUITIES	Beginning balance	$98,071	$99,747	$103,592	$105,314	$108,695
	Sales/Deposits	2,886	2,748	2,497	3,091	3,228
	Surrenders	(2,577)	(2,745)	(3,021)	(3,505)	(3,468)
	Death benefits/annuity payouts	(388)	(364)	(365)	(413)	(393)
	Transfers [2]	20	13	9	(1)	(5)

	Net Flows	(59)	(348)	(880)	(828)	(638)
	Change in market value/change in reserve/interest credited	1,729	4,186	2,599	4,204	(1,838)
	Other [3]	6	7	3	5	5

	Ending balance	$99,747	$103,592	$105,314	$108,695	$106,224

FIXED MVA AND OTHER	Beginning balance	$10,946	$10,553	$10,323	$10,222	$10,069
	Sales/Deposits	72	55	86	87	205
	Surrenders	(452)	(297)	(197)	(246)	(250)
	Death benefits/annuity payouts	(136)	(122)	(120)	(127)	(127)
	Transfers [2]	(12)	3	9	11	23

	Net Flows	(528)	(361)	(222)	(275)	(149)
	Change in market value/change in reserve/interest credited	135	131	121	122	116

	Ending balance	$10,553	$10,323	$10,222	$10,069	$10,036

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$109,017	$110,300	$113,915	$115,536	$118,764
	Sales/Deposits	2,958	2,803	2,583	3,178	3,433
	Surrenders	(3,029)	(3,042)	(3,218)	(3,751)	(3,718)
	Death benefits/annuity payouts	(524)	(486)	(485)	(540)	(520)
	Transfers [2]	8	16	18	10	18

	Net Flows	(587)	(709)	(1,102)	(1,103)	(787)
	Change in market value/change in reserve/interest credited	1,864	4,317	2,720	4,326	(1,722)
	Other [3]	6	7	3	5	5

	Ending balance	$110,300	$113,915	$115,536	$118,764	$116,260

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2005	2005	2005	2006	2006
RETAIL MUTUAL FUNDS
	Beginning balance	$24,949	$25,958	$27,522	$29,063	$31,988
Sales/Deposits		1,321	1,307	1,739	2,692	2,779
Redemptions		(999)	(1,234)	(1,180)	(1,164)	(1,390)

Net Sales		322	73	559	1,528	1,389
Change in market value		705	1,509	1,003	1,429	(734)
Other [2]		(18)	(18)	(21)	(32)	(32)

	Ending balance	$25,958	$27,522	$29,063	$31,988	$32,611

[1]	Assets includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$34	$36	$38	$40	$45	32%	13%	$66	$85	29%
Mutual fund and other fees	3	4	3	3	3	—	—	5	6	20%

Total fee income	37	40	41	43	48	30%	12%	71	91	28%

Direct premiums	4	1	2	14	2	(50%)	(86%)	7	16	129%

Total premiums and other considerations	41	41	43	57	50	22%	(12%)	78	107	37%

Net investment income
Net investment income on G/A assets	76	75	79	78	78	3%	—	149	156	5%
Net investment income on assigned capital	2	3	2	2	3	50%	50%	5	5	—
Charge for invested capital	(1)	—	(1)	—	(1)	—	—	(1)	(1)	—

Total net investment income	77	78	80	80	80	4%	—	153	160	5%
Net realized capital gains (losses)	(1)	(1)	(1)	—	1	NM	—	(1)	1	NM

Total revenues	117	118	122	137	131	12%	(4%)	230	268	17%

Benefits and Expenses
Benefits and claims
Death benefits	1	—	—	1	(1)	NM	NM	1	—	(100%)
Other contract benefits	13	13	14	13	13	—	—	27	26	(4%)
Change in reserve	(4)	(6)	(6)	5	(5)	(25%)	NM	(9)	—	100%
Interest credited on G/A assets	49	50	51	50	52	6%	4%	96	102	6%

Total benefits and claims	59	57	59	69	59	—	(14%)	115	128	11%

Other insurance expenses
Commissions & wholesaling expenses	14	15	18	20	19	36%	(5%)	31	39	26%
Operating expenses	39	40	47	38	44	13%	16%	73	82	12%
Premium taxes and other expenses	(1)	1	(3)	—	1	NM	—	(1)	1	NM

Subtotal — expenses before deferral	52	56	62	58	64	23%	10%	103	122	18%
Deferred policy acquisition costs	(23)	(24)	(35)	(27)	(29)	(26%)	(7%)	(47)	(56)	(19%)

Total other insurance expense	29	32	27	31	35	21%	13%	56	66	18%
Amortization of deferred policy acquisition costs	5	5	9	8	8	60%	—	12	16	33%

Total benefits and expenses	93	94	95	108	102	10%	(6%)	183	210	15%
Income before income taxes	24	24	27	29	29	21%	—	47	58	23%
Income tax expense	7	4	6	8	7	—	(13%)	13	15	15%

Net income [1]	$17	$20	$21	$21	$22	29%	5%	$34	$43	26%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
401K
Annuity — plan/participant rollovers	$316	$420	$442	$741	$389	23%	(48%)	$893	$1,130	27%
Annuity — ongoing contributions	301	317	312	437	405	35%	(7%)	618	842	36%

Total 401K Annuity	617	737	754	1,178	794	29%	(33%)	1,511	1,972	31%
Mutual funds	46	54	73	57	69	50%	21%	108	126	17%

Total 401K	663	791	827	1,235	863	30%	(30%)	1,619	2,098	30%

Governmental
Annuity — plan/participant rollovers	25	94	48	104	132	NM	27%	86	236	174%
Annuity — ongoing contributions	234	227	217	215	229	(2%)	7%	477	444	(7%)

Total Annuity	259	321	265	319	361	39%	13%	563	680	21%
Mutual funds [1]	8	41	13	—	—	(100%)	—	22	—	(100%)

Total Governmental	267	362	278	319	361	35%	13%	585	680	16%

Total Retirement Plans	$930	$1,153	$1,105	$1,554	$1,224	32%	(21%)	$2,204	$2,778	26%

[1]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2005	2005	2005	2006	2006	Change	Change
401K
General account	$1,194	$1,247	$1,230	$1,287	$1,278	7%	(1%)
Non-guaranteed separate account	6,344	7,056	7,612	8,751	9,004	42%	3%

Total 401K	$7,538	$8,303	$8,842	$10,038	$10,282	36%	2%

GOVERNMENTAL
General account	$4,201	$4,284	$4,323	$4,336	$4,412	5%	2%
Non-guaranteed separate account	5,853	5,878	6,152	6,091	6,046	3%	(1%)

Total Governmental	$10,054	$10,162	$10,475	$10,427	$10,458	4%	-

TOTAL RETIREMENT
General account	$5,395	$5,531	$5,553	$5,623	$5,690	5%	1%
Non-guaranteed separate account	12,197	12,934	13,764	14,842	15,050	23%	1%

Total Retirement Plans account value	$17,592	$18,465	$19,317	$20,465	$20,740	18%	1%

BY PRODUCT
401K — Annuity	$7,538	$8,303	$8,842	$10,038	$10,282	36%	2%
Governmental — Annuity	10,054	10,162	10,475	10,427	10,458	4%	—

Total Retirement Plans account value	17,592	18,465	19,317	20,465	20,740	18%	1%

Mutual Fund Assets
401K mutual fund assets	808	872	947	1,032	1,040	29%	1%
Governmental mutual fund assets [1]	728	147	163	—	—	(100%)	—

Total Mutual Fund Assets	1,536	1,019	1,110	1,032	1,040	(32%)	1%

Total Retirement Plans Assets Under Management	$19,128	$19,484	$20,427	$21,497	$21,780	14%	1%

[1]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2005	2005	2005	2006	2006
401K
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$7,064	$7,538	$8,303	$8,842	$10,038
Sales/Deposits		617	737	754	1,178	794
Surrenders		(271)	(268)	(418)	(361)	(369)
Death benefits/annuity payouts		(4)	(6)	(7)	(8)	(8)

Net Flows		342	463	329	809	417
Change in market value/change in reserve/interest credited		132	302	210	387	(173)

	Ending balance	$7,538	$8,303	$8,842	$10,038	$10,282

GOVERNMENTAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$9,882	$10,054	$10,162	$10,475	$10,427
Sales/Deposits		259	321	265	319	361
Surrenders		(234)	(570)	(185)	(260)	(221)
Death benefits/annuity payouts		(18)	(14)	(17)	(14)	(16)

Net Flows		7	(263)	63	45	124
Change in market value/change in reserve/interest credited		165	371	250	320	(93)
Tramsfers [2]		—	—	—	(413)	—

	Ending balance	$10,054	$10,162	$10,475	$10,427	$10,458

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$13	$15	$16	$15	$16	23%	7%	$27	$31	15%
Cost of insurance charges	13	6	7	9	6	(54%)	(33%)	34	15	(56%)
Mutual fund and other fees	7	5	—	3	6	(14%)	100%	9	9	—

Total fee income	33	26	23	27	28	(15%)	4%	70	55	(21%)

Direct premiums	115	126	181	267	92	(20%)	(66%)	197	359	82%

Total premiums and other considerations	148	152	204	294	120	(19%)	(59%)	267	414	55%

Net investment income
Net investment income on G/A assets	187	203	215	220	243	30%	10%	363	463	28%
Net investment income on assigned capital	5	5	5	5	5	—	—	10	10	—
Charge for invested capital	1	(1)	1	—	—	(100%)	—	1	—	(100%)

Total net investment income	193	207	221	225	248	28%	10%	374	473	26%
Net realized capital (losses)	(1)	(1)	(2)	(1)	(1)	—	—	(2)	(2)	—

Total revenues	340	358	423	518	367	8%	(29%)	639	885	38%

Benefits and Expenses
Benefits and claims
Death benefits	13	5	11	10	7	(46%)	(30%)	36	17	(53%)
Other contract benefits	71	75	73	78	82	15%	5%	144	160	11%
Change in reserve	112	121	177	260	83	(26%)	(68%)	187	343	83%
Interest credited on G/A assets	91	99	110	115	127	40%	10%	174	242	39%

Total benefits and claims	287	300	371	463	299	4%	(35%)	541	762	41%

Other insurance expenses
Commissions & wholesaling expenses	10	12	10	11	10	—	(9%)	18	21	17%
Operating expenses	14	16	18	15	18	29%	20%	28	33	18%
Premium taxes and other expenses	5	4	(1)	3	4	(20%)	33%	7	7	—

Subtotal — expenses before deferral	29	32	27	29	32	10%	10%	53	61	15%
Deferred policy acquisition costs	(12)	(17)	(13)	(13)	(13)	(8%)	—	(26)	(26)	—

Total other insurance expense	17	15	14	16	19	12%	19%	27	35	30%
Amortization of deferred policy acquisition costs	8	9	9	8	8	—	—	14	16	14%

Total benefits and expenses	312	324	394	487	326	4%	(33%)	582	813	40%

Income before income taxes	28	34	29	31	41	46%	32%	57	72	26%
Income tax expense	7	10	7	9	12	71%	33%	15	21	40%

Net income [1]	$21	$24	$22	$22	$29	38%	32%	$42	$51	21%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Institutional
Structured settlements	$163	$187	$159	$203	$139	(15%)	(32%)	$301	$342	14%
Institutional annuities	6	9	147	136	13	117%	(90%)	22	149	NM
GIC/Funding agreements/registered notes	338	1,099	311	565	712	111%	26%	1,245	1,277	3%
Other	204	7	302	22	138	(32%)	NM	204	160	(22%)

Subtotal	711	1,302	919	926	1,002	41%	8%	1,772	1,928	9%
Mutual funds	307	134	172	385	223	(27%)	(42%)	497	608	22%

Total Institutional	1,018	1,436	1,091	1,311	1,225	20%	(7%)	2,269	2,536	12%

Private Placement Life Insurance
Corporate owned	169	241	22	94	232	37%	147%	234	326	39%
High net worth	11	4	9	12	12	9%	—	55	24	(56%)

Total Private Placement Life Insurance	180	245	31	106	244	36%	130%	289	350	21%

Total Institutional Solutions Group	$1,198	$1,681	$1,122	$1,417	$1,469	23%	4%	$2,558	$2,886	13%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2005	2005	2005	2006	2006	Change	Change
INSTITUTIONAL
General account	$12,590	$13,680	$14,034	$14,695	$15,415	22%	5%
Guaranteed separate account	373	358	417	397	385	3%	(3%)
Non-guaranteed separate account	3,113	3,136	3,466	3,925	3,930	26%	—

Total Institutional	$16,076	$17,174	$17,917	$19,017	$19,730	23%	4%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$10	$10	$7	$7	$7	(30%)	—
Non-guaranteed separate account	23,047	23,528	23,829	24,209	24,622	7%	2%

Total Private Placement Life Insurance	$23,057	$23,538	$23,836	$24,216	$24,629	7%	2%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$12,600	$13,690	$14,041	$14,702	$15,422	22%	5%
Guaranteed separate account	373	358	417	397	385	3%	(3%)
Non-guaranteed separate account	26,160	26,664	27,295	28,134	28,552	9%	1%

Total Institutional Solutions Group account value	$39,133	$40,712	$41,753	$43,233	$44,359	13%	3%

BY PRODUCT

Institutional
Structured settlements	$4,307	$4,492	$4,652	$4,856	$4,991	16%	3%
Institutional annuities	2,504	2,491	2,637	2,733	2,714	8%	(1%)
GIC/Funding agreements/registered notes	6,254	7,163	7,275	7,610	8,200	31%	8%
Other	3,011	3,028	3,353	3,818	3,825	27%	—

Total Institutional	16,076	17,174	17,917	19,017	19,730	23%	4%

Private Placement Life Insurance	23,057	23,538	23,836	24,216	24,629	7%	2%

Total Institutional Solutions Group account value	39,133	40,712	41,753	43,233	44,359	13%	3%

Institutional Mutual Fund Assets	1,146	1,324	1,528	2,100	2,107	84%	—

Total Institutional Solutions Group Assets Under Management	$40,279	$42,036	$43,281	$45,333	$46,466	15%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2005	2005	2005	2006	2006
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)
Beginning balance	$15,497	$16,076	$17,174	$17,917	$19,017
Sales/Deposits	711	1,302	919	926	1,002
Surrenders	(323)	(296)	(316)	(374)	(284)
Death benefits/annuity payouts	(118)	(119)	(118)	(126)	(131)

Net Flows	270	887	485	426	587
Change in market value/change in reserve/interest credited	309	211	258	261	126
Transfers [2]	—	—	—	413	—

Ending balance	$16,076	$17,174	$17,917	$19,017	$19,730

PRIVATE PLACEMENT LIFE INSURANCE
Beginning balance	$22,641	$23,057	$23,538	$23,836	$24,216
Sales/Deposits	180	245	31	106	244
Surrenders	(2)	(16)	(4)	(10)	(14)
Death benefits/annuity payouts	(9)	(17)	(16)	(12)	(8)

Net Flows	169	212	11	84	222
Change in market value/change in reserve/interest credited	301	311	286	347	238
Other [3]	(54)	(42)	1	(51)	(47)

Ending balance	$23,057	$23,538	$23,836	$24,216	$24,629

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable life fees	$15	$15	$15	$16	$17	13%	6%	$29	$33	14%
Cost of insurance charges	116	118	120	122	123	6%	1%	230	245	7%
Other fees	60	74	74	65	67	12%	3%	127	132	4%

Total fee income	191	207	209	203	207	8%	2%	386	410	6%

Direct premiums	19	21	21	22	22	16%	—	38	44	16%
Reinsurance premiums	(26)	(29)	(31)	(34)	(35)	(35%)	(3%)	(53)	(69)	(30%)

Net premiums	(7)	(8)	(10)	(12)	(13)	(86%)	(8%)	(15)	(25)	(67%)

Total premiums and other considerations	184	199	199	191	194	5%	2%	371	385	4%

Net investment income
Net investment income on G/A assets	81	83	84	83	86	6%	4%	161	169	5%
Net investment income on assigned capital	3	3	4	3	2	(33%)	(33%)	6	5	(17%)
Charge for invested capital	(9)	(9)	(9)	(7)	(8)	11%	(14%)	(18)	(15)	17%

Total net investment income	75	77	79	79	80	7%	1%	149	159	7%
Net realized capital gains	—	2	2	1	1	—	—	1	2	100%

Total revenues	259	278	280	271	275	6%	1%	521	546	5%

Benefits and Expenses
Benefits and claims
Death benefits	63	54	58	69	63	—	(9%)	129	132	2%
Other contract benefits	6	5	6	7	7	17%	—	10	14	40%
Change in reserve	(4)	(4)	(5)	(5)	(6)	(50%)	(20%)	(9)	(11)	(22%)
Interest credited on G/A assets	55	57	58	60	56	2%	(7%)	110	116	5%

Total benefits and claims	120	112	117	131	120	—	(8%)	240	251	5%

Other insurance expenses
Commissions & wholesaling expenses	47	58	65	54	62	32%	15%	99	116	17%
Operating expenses	56	57	64	56	62	11%	11%	108	118	9%
Dividends to policyholders	—	1	1	1	1	—	—	1	2	100%
Premium taxes and other expenses	10	8	8	10	11	10%	10%	19	21	11%

Subtotal — expenses before deferral	113	124	138	121	136	20%	12%	227	257	13%
Deferred policy acquisition costs	(71)	(81)	(96)	(79)	(90)	(27%)	(14%)	(145)	(169)	(17%)

Total other insurance expense	42	43	42	42	46	10%	10%	82	88	7%
Amortization of deferred policy acquisition costs and present value of future profits	40	59	61	32	40	—	25%	85	72	(15%)

Total benefits and expenses	202	214	220	205	206	2%	—	407	411	1%

Income before income taxes	57	64	60	66	69	21%	5%	114	135	18%
Income tax expense	18	19	17	21	21	17%	—	36	42	17%

Net income [1]	$39	$45	$43	$45	$48	23%	7%	$78	$93	19%

[1]	Net income equals core earnings for this segment

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$31	$30	$36	$25	$30	(3%)	20%	$54	$55	2%
Independent broker-dealer/WFS	13	16	25	17	17	31%	—	24	34	42%
Life professional/other	13	16	24	18	20	54%	11%	25	38	52%

Total sales by distribution	$57	$62	$85	$60	$67	18%	12%	$103	$127	23%

SALES BY PRODUCT
Variable life	$29	$28	$35	$25	$27	(7%)	8%	$50	$52	4%
Universal life/whole life	24	30	46	31	36	50%	16%	46	67	46%
Term life/other	4	4	4	4	4	—	—	7	8	14%

Total sales by product	$57	$62	$85	$60	$67	18%	12%	$103	$127	23%

ACCOUNT VALUE
General account	$4,635	$4,758	$4,868	$4,950	$5,039	9%	2%
Separate account	5,006	5,257	5,446	5,728	5,571	11%	(3%)

Total account value	$9,641	$10,015	$10,314	$10,678	$10,610	10%	(1%)

ACCOUNT VALUE BY PRODUCT
Variable life	$5,433	$5,700	$5,902	$6,191	$6,053	11%	(2%)
Universal life/interest sensitive whole life	3,485	3,599	3,696	3,775	3,850	10%	2%
Modified guaranteed life	626	617	611	604	598	(4%)	(1%)
Other	97	99	105	108	109	12%	1%

Total account value by product	$9,641	$10,015	$10,314	$10,678	$10,610	10%	(1%)

LIFE INSURANCE IN FORCE
Variable life	$69,979	$70,569	$71,365	$71,852	$72,461	4%	1%
Universal life/interest sensitive whole life	39,777	40,694	41,714	42,372	43,152	8%	2%
Term life	33,285	34,915	36,627	38,137	39,701	19%	4%
Modified guaranteed life	805	787	776	764	752	(7%)	(2%)
Other	305	313	319	320	326	7%	2%

Total life insurance in force	$144,151	$147,278	$150,801	$153,445	$156,392	8%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2005	2005	2005	2006	2006
VARIABLE LIFE
Beginning balance	$5,249	$5,433	$5,700	$5,902	$6,191

First year & single premiums	72	69	76	68	66
Renewal premiums	142	145	146	148	144

Premiums and deposits	214	214	222	216	210
Surrenders	(66)	(73)	(84)	(90)	(75)
Death benefits/policy fees	(123)	(129)	(129)	(129)	(130)

Net Flows	25	12	9	(3)	5
Change in market value/interest credited	159	255	193	292	(143)

Ending balance	$5,433	$5,700	$5,902	$6,191	$6,053

OTHER [1]
Beginning balance	$4,180	$4,208	$4,315	$4,412	$4,487

First year & single premiums	63	92	112	90	102
Renewal premiums	90	98	108	107	100

Premiums and deposits	153	190	220	197	202
Acquisitions [2]	—	45	—	—	—
Surrenders	(54)	(58)	(47)	(46)	(50)
Death benefits/policy fees	(119)	(124)	(130)	(130)	(132)

Net Flows	(20)	53	43	21	20
Change in market value/interest credited	48	54	54	54	50

Ending balance	$4,208	$4,315	$4,412	$4,487	$4,557

TOTAL INDIVIDUAL LIFE
Beginning balance	$9,429	$9,641	$10,015	$10,314	$10,678

First year & single premiums	135	161	188	158	168
Renewal premiums	232	243	254	255	244

Premiums and deposits	367	404	442	413	412
Acquisitions [2]	—	45	—	—	—
Surrenders	(120)	(131)	(131)	(136)	(125)
Death benefits/policy fees	(242)	(253)	(259)	(259)	(262)

Net Flows	5	65	52	18	25
Change in market value/interest credited	207	309	247	346	(93)

Ending balance	$9,641	$10,015	$10,314	$10,678	$10,610

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2]	Acquired block account value is 100% coinsured.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
ASO fees	$7	$9	$9	$10	$8	14%	(20%)	$18	$18	—
Other fees	1	—	(1)	1	(1)	NM	NM	1	—	(100%)

Total fee income	8	9	8	11	7	(13%)	(36%)	19	18	(5%)

Direct premiums	848	853	888	944	963	14%	2%	1,672	1,907	14%
Reinsurance premiums	92	88	68	77	58	(37%)	(25%)	205	135	(34%)

Net premiums	940	941	956	1,021	1,021	9%	—	1,877	2,042	9%

Total premiums and other considerations	948	950	964	1,032	1,028	8%	—	1,896	2,060	9%

Net investment income
Net investment income on G/A assets	87	87	88	89	91	5%	2%	173	180	4%
Net investment income on assigned capital	13	12	13	12	12	(8%)	—	25	24	(4%)

Total net investment income	100	99	101	101	103	3%	2%	198	204	3%
Net realized capital gains (losses)	—	—	1	(1)	(2)	—	(100%)	—	(3)	—

Total revenues	1,048	1,049	1,066	1,132	1,129	8%	—	2,094	2,261	8%

Benefits and Expenses
Benefits and claims
Death benefits	238	227	194	268	247	4%	(8%)	477	515	8%
Other contract benefits	416	423	427	442	440	6%	—	830	882	6%
Change in reserve	42	38	67	57	53	26%	(7%)	111	110	(1%)

Total benefits and claims	696	688	688	767	740	6%	(4%)	1,418	1,507	6%

Other insurance expenses
Commissions & wholesaling expenses	122	128	131	132	140	15%	6%	241	272	13%
Operating expenses	129	129	136	120	134	4%	12%	243	254	5%
Premium taxes and other expenses	18	15	21	21	19	6%	(10%)	34	40	18%

Subtotal — expenses before deferral	269	272	288	273	293	9%	7%	518	566	9%
Deferred policy acquisition costs	(12)	(14)	(18)	(12)	(16)	(33%)	(33%)	(24)	(28)	(17%)

Total other insurance expense	257	258	270	261	277	8%	6%	494	538	9%
Amortization of deferred policy acquisition costs	7	8	9	10	10	43%	—	14	20	43%

Total benefits and expenses	960	954	967	1,038	1,027	7%	(1%)	1,926	2,065	7%

Income before income taxes	88	95	99	94	102	16%	9%	168	196	17%
Income tax expense [1]	24	27	18	26	28	17%	8%	45	54	20%

Net income [2]	$64	$68	$81	$68	$74	16%	9%	$123	$142	15%

[1]	The three months ended December 31, 2005 includes a $9 tax benefit related to the purchase of the CNA business in 2003.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$428	$418	$427	$449	$448	5%	—	$841	$897	7%
Group life	406	419	422	451	456	12%	1%	802	907	13%
Other	106	103	106	117	116	9%	(1%)	209	233	11%

Total fully insured — ongoing premiums	940	940	955	1,017	1,020	9%	—	1,852	2,037	10%

Total buyouts [1]	—	1	1	4	1	—	(75%)	25	5	(80%)

Total premiums	940	941	956	1,021	1,021	9%	—	1,877	2,042	9%
Group disability — premium equivalents [2]	73	69	70	79	81	11%	3%	136	160	18%

Total premiums and premium equivalents	$1,013	$1,010	$1,026	$1,100	$1,102	9%	—	$2,013	$2,202	9%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$42	$54	$58	$185	$31	(26%)	(83%)	$240	$216	(10%)
Group life	46	85	65	201	84	83%	(58%)	178	285	60%
Other	22	18	13	55	19	(14%)	(65%)	68	74	9%

Total fully insured — ongoing sales	110	157	136	441	134	22%	(70%)	486	575	18%

Total buyouts [1]	—	1	1	2	3	—	50%	26	5	(81%)

Total sales	110	158	137	443	137	25%	(69%)	512	580	13%
Group disability premium equivalents [2]	14	8	7	52	8	(43%)	(85%)	61	60	(2%)

Total sales and premium equivalents	$124	$166	$144	$495	$145	17%	(71%)	$573	$640	12%

RATIOS [3]
Loss Ratio	73.4%	72.4%	71.3%	74.2%	72.0%	(2%)	(3%)	74.5%	73.1%	(2%)
Expense Ratio	27.8%	28.0%	29.0%	26.4%	27.9%	—	6%	27.2%	27.2%	—

GAAP RESERVES [4]
Group disability	$4,290	$4,349	$4,368	$4,413	$4,478	4%	1%
Group life	1,245	1,243	1,272	1,266	1,262	1%	—
Other	170	159	167	176	167	(2%)	(5%)

Total GAAP reserves	$5,705	$5,751	$5,807	$5,855	$5,907	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts. [2] Administrative services only (ASO) fees and claims under claim management agreements. [3] Ratios calculated excluding the effects of buyout premiums.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $306, $250, $238, $247, and $238 as of 2Q 2005, 3Q 2005, 4Q 2005, 1Q 2006, and 2Q 2006 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Months	3 Months	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
CORE EARNINGS
Japan operations	$26	$33	$44	$48	$54	108%	13%	$43	$102	137%
Other international operations [1]	(5)	(5)	(11)	(2)	(2)	60%	—	(8)	(4)	50%

Core earnings [2]	$21	$28	$33	$46	$52	148%	13%	35	98	180%

JAPAN SALES — Dollars
Individual Annuity
Variable	$2,494	$2,809	$2,367	$2,256	$1,226	(51%)	(46%)	$5,566	$3,482	(37%)
Fixed MVA	222	158	122	93	82	(63%)	(12%)	910	175	(81%)

Total sales by product	$2,716	$2,967	$2,489	$2,349	$1,308	(52%)	(44%)	$6,476	$3,657	(44%)

JAPAN SALES — Yen
Individual Annuity
Variable	¥267,333	¥312,311	¥278,077	¥263,934	¥140,564	(47%)	(47%)	¥589,244	¥404,498	(31%)
Fixed MVA	23,795	17,619	14,316	10,908	9,430	(60%)	(14%)	95,812	20,338	(79%)

Total sales by product	¥291,128	¥329,930	¥292,393	¥274,842	¥149,994	(48%)	(45%)	¥685,056	¥424,836	(38%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$2,365	$2,558	$1,938	$1,769	$881	(63%)	(50%)	$5,257	$2,650	(50%)
Fixed MVA	203	146	104	77	71	(65%)	(8%)	854	148	(83%)

Total net flows by product	$2,568	$2,704	$2,042	$1,846	$952	(63%)	(48%)	$6,111	$2,798	(54%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥253,416	¥284,656	¥227,625	¥206,954	¥100,956	(60%)	(51%)	¥556,392	¥307,910	(45%)
Fixed MVA	21,811	16,198	12,927	9,579	8,162	(63%)	(15%)	89,883	17,741	(80%)

Total net flows by product	¥275,227	¥300,854	¥240,552	¥216,533	¥109,118	(60%)	(50%)	¥646,275	¥325,651	(50%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$18,440	$21,892	$24,641	$26,696	$27,323	48%	2%
Fixed MVA	1,286	1,407	1,463	1,545	1,667	30%	8%

Total AUM by product	$19,726	$23,299	$26,104	$28,241	$28,990	47%	3%

JAPAN AUM — Yen
Individual Annuity
Variable	¥2,042,998	¥2,481,209	¥2,908,416	¥3,149,872	¥3,123,427	53%	(1%)
Fixed MVA	142,472	159,391	172,596	182,193	190,520	34%	5%

Total AUM by product	¥2,185,470	¥2,640,600	¥3,081,012	¥3,332,065	¥3,313,947	52%	(1%)

[1]	The three months ended December 31, 2005 includes an $8, after tax, change to establish a valuation allowance for deferred tax balances.

[2]	Core earnings is defined as net income.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$102	$118	$134	$148	$159	56%	7%	$188	$307	63%
Other fees	1	12	19	18	12	NM	(33%)	12	30	150%

Total fee income	103	130	153	166	171	66%	3%	200	337	69%

Reinsurance premiums	—	—	—	—	(3)	—	—	—	(3)	—

Net premiums	—	—	—	—	(3)	—	—	—	(3)	-

Total premiums and other considerations	103	130	153	166	168	63%	1%	200	334	67%

Net investment income
Net investment income on G/A assets	16	16	20	23	24	50%	4%	25	47	88%

Total net investment income	16	16	20	23	24	50%	4%	25	47	88%
Net realized capital (losses)	(10)	(8)	(11)	(14)	(16)	(60%)	(14%)	(15)	(30)	(100%)

Total revenues	109	138	162	175	176	61%	1%	210	351	67%

Benefits and Expenses
Benefits and claims
Death and other benefits	4	9	4	7	7	75%	—	14	14	—
Interest credited on G/A assets	4	3	4	5	5	25%	—	7	10	43%

Total benefits and claims	8	12	8	12	12	50%	—	21	24	14%

Other insurance expenses
Commissions & wholesaling expenses	156	173	162	140	84	(46%)	(40%)	360	224	(38%)
Operating expenses	32	33	43	34	34	6%	—	63	68	8%
Premium taxes and other expenses	10	12	10	10	6	(40%)	(40%)	24	16	(33%)

Subtotal — expenses before deferral	198	218	215	184	124	(37%)	(33%)	447	308	(31%)
Deferred policy acquisition costs	(169)	(185)	(158)	(147)	(87)	49%	41%	(389)	(234)	40%

Total other insurance expense	29	33	57	37	37	28%	—	58	74	28%
Amortization of deferred policy acquisition costs [1]	30	43	28	49	48	60%	(2%)	62	97	56%

Total benefits and expenses	67	88	93	98	97	45%	(1%)	141	195	38%

Income before income taxes	42	50	69	77	79	88%	3%	69	156	126%
Income tax expense	16	17	25	29	25	56%	(14%)	26	54	108%

Net income [2]	$26	$33	$44	$48	$54	108%	13%	$43	$102	137%

[1]	Included in the three months ended December 31, 2005 is a $15, pre-tax, adjustment to DAC amortization

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2005	2005	2005	2006	2006
VARIABLE ANNUITIES
Beginning balance	$16,495	$18,440	$21,892	$24,641	$26,696
Sales/premiums/other deposits	2,494	2,809	2,367	2,256	1,226
Surrenders	(78)	(200)	(367)	(388)	(267)
Death benefits/annuitizations/other	(51)	(51)	(62)	(99)	(78)

Net Flows	2,365	2,558	1,938	1,769	881
Change in market value/currency/change in reserve/interest credited	201	1,380	1,690	303	(1,126)
Effect of currency translation	(621)	(486)	(879)	(17)	872

Ending balance	$18,440	$21,892	$24,641	$26,696	$27,323

FIXED MVA AND OTHER
Beginning balance	$1,120	$1,286	$1,407	$1,463	$1,545
Sales/premiums/other deposits	222	158	122	93	82
Surrenders	(6)	(2)	(5)	(4)	(2)
Death benefits/annuitizations/other	(13)	(10)	(13)	(12)	(9)

Net Flows	203	146	104	77	71
Change in market value/currency/change in reserve/interest credited	4	4	9	5	5
Effect of currency translation	(41)	(29)	(57)	—	46

Ending balance	$1,286	$1,407	$1,463	$1,545	$1,667

TOTAL INDIVIDUAL ANNUITY
Beginning balance	$17,615	$19,726	$23,299	$26,104	$28,241
Sales/premiums/other deposits	2,716	2,967	2,489	2,349	1,308
Surrenders	(84)	(202)	(372)	(392)	(269)
Death benefits/annuitizations/other	(64)	(61)	(75)	(111)	(87)

Net Flows	2,568	2,704	2,042	1,846	952
Change in market value/change in reserve/interest credited	205	1,384	1,699	308	(1,121)
Effect of currency translation	(662)	(515)	(936)	(17)	918

Ending balance	$19,726	$23,299	$26,104	$28,241	$28,990

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums [1]	$2,722	$2,618	$2,566	$2,629	$2,709	—	3%	$5,303	$5,338	1%
Earned premiums [1]	2,578	2,517	2,554	2,566	2,607	1%	2%	5,085	5,173	2%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	141	125	12	134	197	40%	47%	259	331	28%
Personal Lines	188	71	74	106	126	(33%)	19%	315	232	(26%)
Specialty Commercial	5	(143)	(67)	47	(43)	NM	NM	45	4	(91%)

Ongoing Operations underwriting results [2]	334	53	19	287	280	(16%)	(2%)	619	567	(8%)
Other Operations [3]	(110)	(53)	(35)	(21)	(266)	(142%)	NM	(138)	(287)	(108%)

Total Property & Casualty underwriting results	$224	$—	$(16)	$266	$14	(94%)	(95%)	$481	$280	(42%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	64.2	69.6	67.7	63.4	65.4	(1.2)	(2.0)	63.6	64.4	(0.8)
Prior year [2] [4]	(2.9)	1.7	2.4	(0.2)	(0.4)	(2.5)	0.2	(1.3)	(0.3)	(1.0)

Total loss and loss adjustment expenses	61.3	71.3	70.2	63.3	65.1	(3.8)	(1.8)	62.3	64.2	(1.9)
Expenses	25.6	26.7	28.7	25.4	24.1	1.5	1.3	25.4	24.7	0.7
Policyholder dividends	0.2	—	0.3	0.2	0.1	0.1	0.1	0.2	0.1	0.1

Combined ratio	87.0	97.9	99.2	88.8	89.3	(2.3)	(0.5)	87.8	89.0	(1.2)

Catastrophes
Current year	1.4	6.4	4.7	1.6	2.8	(1.4)	(1.2)	1.4	2.2	(0.8)
Prior year	0.3	(0.3)	—	(0.7)	(0.7)	1.0	—	0.4	(0.7)	1.1

Catastrophe ratio [5]	1.7	6.2	4.7	0.9	2.1	(0.4)	(1.2)	1.8	1.5	0.3

Combined ratio before catastrophes	85.3	91.7	94.6	87.9	87.1	(1.8)	0.8	86.0	87.5	(1.5)

Combined ratio before catastrophes and prior year development [4]	88.5	89.8	92.1	87.4	86.9	1.6	0.5	87.8	87.1	0.7

Total Property & Casualty Income and ROE
Net income	$369	$233	$217	$424	$216	(41%)	(49%)	$786	$640	(19%)
Core earnings	369	232	220	421	235	(36%)	(44%)	755	656	(13%)

Core earnings ROE (last 12 months income-equity x-AOCI)	17.2%	20.6%	18.1%	17.7%	15.4%	(1.8)	(2.3)
Core earnings ROE (last 12 months income-equity x-AOCI) before tax related item [6]	16.7%	20.6%	18.1%	17.7%	15.4%	(1.3)	(2.3)

	PROPERTY & CASUALTY
	Dec. 31,	Jun. 30,
	2005	2006	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions) [7]	$7.1	$7.4	$0.3
Hartford Fire premium to adjusted surplus ratio	1.5	1.4	(0.1)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	Ongoing Operations prior year loss and loss adjustment expenses for the three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[6]	The three months ended September 30, 2004 included a $26 tax benefit related to the audit settlement of tax years prior to 2004.

[7]	Estimated statutory surplus as of June 30, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS

Written premiums [1]	$2,722	$2,618	$2,566	$2,629	$2,709	—	3%	$5,303	$5,338	1%
Change in unearned premium reserve	144	101	12	63	102	(29%)	62%	218	165	(24%)

Earned premiums [1]	2,578	2,517	2,554	2,566	2,607	1%	2%	5,085	5,173	2%

Loss and loss adjustment expenses
Current year	1,655	1,749	1,731	1,628	1,705	3%	5%	3,235	3,333	3%
Prior year [2]	33	94	87	13	258	NM	NM	67	271	NM

Total loss and loss adjustment expenses [3]	1,688	1,843	1,818	1,641	1,963	16%	20%	3,302	3,604	9%

Underwriting expenses	662	675	744	655	626	(5%)	(4%)	1,294	1,281	(1%)
Dividends to policyholders	4	(1)	8	4	4	—	—	8	8	—

Underwriting results	224	—	(16)	266	14	(94%)	(95%)	481	280	(42%)

Net servicing income	15	12	9	18	12	(20%)	(33%)	28	30	7%
Net investment income	328	349	351	357	365	11%	2%	665	722	9%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	1	NM	NM	—	1	NM
Other expenses	(39)	(53)	(51)	(52)	(76)	(95%)	(46%)	(99)	(128)	(29%)
Income tax expense	(159)	(76)	(73)	(168)	(81)	49%	52%	(320)	(249)	22%

Core earnings	369	232	220	421	235	(36%)	(44%)	755	656	(13%)

Add: Net realized capital gains (losses), after-tax	—	1	(3)	3	(19)	NM	NM	31	(16)	NM

Net income	$369	$233	$217	$424	$216	(41%)	(49%)	$786	$640	(19%)

Total Property & Casualty effective tax rate — net income	30.0%	25.0%	24.4%	28.6%	24.4%	(5.6)	(4.2)	30.0%	27.3%	(2.7)
Total Property & Casualty effective tax rate — core earnings	30.0%	24.9%	24.7%	28.6%	25.4%	(4.6)	(3.2)	29.7%	27.5%	(2.2)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims, and assumed reinsurance reserve strengthening of $73. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[3]	The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
ONGOING OPERATIONS UNDERWRITING RESULTS

Written premiums [1]	$2,722	$2,616	$2,566	$2,629	$2,707	(1%)	3%	$5,301	$5,336	1%
Change in unearned premium reserve	143	101	12	64	101	(29%)	58%	218	165	(24%)

Earned premiums [1]	2,579	2,515	2,554	2,565	2,606	1%	2%	5,083	5,171	2%

Loss and loss adjustment expenses
Current year	1,655	1,749	1,731	1,628	1,705	3%	5%	3,235	3,333	3%
Prior year [2]	(74)	43	61	(6)	(9)	88%	(50%)	(68)	(15)	78%

Total loss and loss adjustment expenses [3]	1,581	1,792	1,792	1,622	1,696	7%	5%	3,167	3,318	5%

Underwriting expenses	660	671	735	652	626	(5%)	(4%)	1,289	1,278	(1%)
Dividends to policyholders	4	(1)	8	4	4	—	—	8	8	—

Underwriting results	334	53	19	287	280	(16%)	(2%)	619	567	(8%)

Net servicing income	15	12	9	18	12	(20%)	(33%)	28	30	7%
Net investment income	258	279	285	291	296	15%	2%	518	587	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	1	NM	NM	—	1	NM
Other expenses	(37)	(50)	(56)	(53)	(75)	(103%)	(42%)	(96)	(128)	(33%)
Income tax expense	(178)	(77)	(63)	(157)	(153)	14%	3%	(327)	(310)	5%

Core earnings	392	217	194	386	361	(8%)	(6%)	742	747	1%

Add: Net realized capital (losses) gains, after-tax	(4)	1	(3)	3	(21)	NM	NM	14	(18)	NM

Net income	388	$218	$191	$389	$340	(12%)	(13%)	$756	$729	(4%)

Ongoing Operations effective tax rate — net income	31.1%	26.1%	24.7%	29.0%	29.5%	(1.6)	0.5	30.7%	29.2%	(1.5)
Ongoing Operations effective tax rate — core earnings	31.1%	26.0%	24.9%	28.9%	29.9%	(1.2)	1.0	30.6%	29.4%	(1.2)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS

Written premiums	$1,276	$1,013	$418	$2,707
Change in unearned premium reserve	8	74	19	101

Earned premiums	1,268	939	399	2,606
Loss and loss adjustment expenses
Current year	778	650	277	1,705
Prior year	(36)	(37)	64	(9)

Total loss and loss adjustment expenses	742	613	341	1,696

Underwriting expenses	326	200	100	626
Dividends to policyholders	3	—	1	4

Underwriting results	$197	$126	$(43)	$280

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	61.3	69.4	69.4	65.4
Prior year [1]	(2.8)	(4.0)	15.9	(0.4)

Total loss and loss adjustment expenses	58.5	65.4	85.3	65.1

Expenses	25.7	21.2	25.8	24.1
Policyholder dividends	0.3	—	(0.1)	0.1

Combined ratio	84.5	86.6	111.0	89.3

Catastrophes
Current year	1.9	4.8	1.0	2.8
Prior year	(0.3)	(1.2)	(0.4)	(0.7)

Catastrophe ratio	1.6	3.6	0.6	2.1

Combined ratio before catastrophes	82.9	83.0	110.4	87.1

Combined ratio before catastrophes and prior year development [1]	85.4	85.7	94.0	86.9

[1]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$2,578	$1,914	$844	$5,336
Change in unearned premium reserve	47	56	62	165

Earned premiums	2,531	1,858	782	5,171

Loss and loss adjustment expenses
Current year	1,545	1,239	549	3,333
Prior year	(26)	(23)	34	(15)

Total loss and loss adjustment expenses	1,519	1,216	583	3,318

Underwriting expenses	675	410	193	1,278
Dividends to policyholders	6	—	2	8

Underwriting results	$331	$232	$4	$567

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	61.0	66.7	70.2	64.4
Prior year [1]	(1.0)	(1.3)	4.5	(0.3)

Total loss and loss adjustment expenses	60.0	65.5	74.6	64.2
Expenses	26.7	22.0	24.8	24.7
Policyholder dividends	0.2	—	0.2	0.1

Combined ratio	86.9	87.5	99.6	89.0

Catastrophes
Current year	1.5	3.7	0.8	2.2
Prior year	0.1	(0.3)	(4.0)	(0.7)

Catastrophe ratio	1.6	3.4	(3.2)	1.5

Combined ratio before catastrophes	85.3	84.1	102.7	87.5

Combined ratio before catastrophes and prior year development [1]	86.4	85.0	94.3	87.1

[1]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$2,722	$2,616	$2,566	$2,629	$2,707	(1%)	3%	$5,301	$5,336	1%
Change in unearned premium reserve	143	101	12	64	101	(29%)	58%	218	165	(24%)

Earned premiums [1]	2,579	2,515	2,554	2,565	2,606	1%	2%	5,083	5,171	2%

Loss and loss adjustment expenses
Current year	1,655	1,749	1,731	1,628	1,705	3%	5%	3,235	3,333	3%
Prior year [2]	(74)	43	61	(6)	(9)	88%	(50%)	(68)	(15)	78%

Total loss and loss adjustment expenses [3]	1,581	1,792	1,792	1,622	1,696	7%	5%	3,167	3,318	5%

Underwriting expenses	660	671	735	652	626	(5%)	(4%)	1,289	1,278	(1%)
Dividends to policyholders	4	(1)	8	4	4	—	—	8	8	—

Underwriting results	$334	$53	$19	$287	$280	(16%)	(2%)	$619	$567	(8%)

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	64.2	69.6	67.7	63.4	65.4	(1.2)	(2.0)	63.6	64.4	(0.8)
Prior year [2] [4]	(2.9)	1.7	2.4	(0.2)	(0.4)	(2.5)	0.2	(1.3)	(0.3)	(1.0)

Total loss and loss adjustment expenses	61.3	71.3	70.2	63.3	65.1	(3.8)	(1.8)	62.3	64.2	(1.9)

Expenses	25.6	26.7	28.7	25.4	24.1	1.5	1.3	25.4	24.7	0.7
Policyholder dividends	0.2	—	0.3	0.2	0.1	0.1	0.1	0.2	0.1	0.1

Combined ratio	87.0	97.9	99.2	88.8	89.3	(2.3)	(0.5)	87.8	89.0	(1.2)

Catastrophes
Current year	1.4	6.4	4.7	1.6	2.8	(1.4)	(1.2)	1.4	2.2	(0.8)
Prior year	0.3	(0.3)	—	(0.7)	(0.7)	1.0	—	0.4	(0.7)	1.1

Catastrophe ratio [3] [4]	1.7	6.2	4.7	0.9	2.1	(0.4)	(1.2)	1.8	1.5	0.3

Combined ratio before catastrophes	85.3	91.7	94.6	87.9	87.1	(1.8)	0.8	86.0	87.5	(1.5)

Combined ratio before catastrophes and prior year development [4]	88.5	89.8	92.1	87.4	86.9	1.6	0.5	87.8	87.1	0.7

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95 in Personal Lines, predominately related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$1,247	$1,223	$1,293	$1,302	$1,276	2%	(2%)	$2,485	$2,578	4%
Change in unearned premium reserve	50	29	49	39	8	(84%)	(79%)	138	47	(66%)

Earned premiums [1]	1,197	1,194	1,244	1,263	1,268	6%	—	2,347	2,531	8%

Loss and loss adjustment expenses
Current year	722	728	810	767	778	8%	1%	1,411	1,545	9%
Prior year [2]	(8)	(14)	36	10	(36)	NM	NM	—	(26)	NM

Total loss and loss adjustment expenses [3]	714	714	846	777	742	4%	(5%)	1,411	1,519	8%

Underwriting expenses	340	358	380	349	326	(4%)	(7%)	673	675	—
Dividends to policyholders	2	(3)	6	3	3	50%	—	4	6	50%

Underwriting results	$141	$125	$12	$134	$197	40%	47%	$259	$331	28%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.2	60.9	65.1	60.8	61.3	(1.1)	(0.5)	60.1	61.0	(0.9)
Prior year [2] [4]	(0.6)	(1.2)	2.9	0.8	(2.8)	2.2	3.6	—	(1.0)	1.0

Total loss and loss adjustment expenses	59.6	59.7	68.1	61.5	58.5	1.1	3.0	60.2	60.0	0.2

Expenses	28.4	30.1	30.5	27.7	25.7	2.7	2.0	28.6	26.7	1.9
Policyholder dividends	0.2	(0.2)	0.5	0.2	0.3	(0.1)	(0.1)	0.2	0.2	—

Combined ratio	88.2	89.5	99.0	89.4	84.5	3.7	4.9	89.0	86.9	2.1

Catastrophes
Current year	0.6	1.7	4.2	1.2	1.9	(1.3)	(0.7)	0.7	1.5	(0.8)
Prior year	—	(0.2)	(0.1)	0.5	(0.3)	0.3	0.8	0.4	0.1	0.3

Catastrophe ratio [3]	0.6	1.5	4.1	1.7	1.6	(1.0)	0.1	1.1	1.6	(0.5)

Combined ratio before catastrophes	87.6	88.0	94.9	87.7	82.9	4.7	4.8	87.9	85.3	2.6

Combined ratio before catastrophes and prior year development [4]	88.2	89.0	91.9	87.4	85.4	2.8	2.0	88.3	86.4	1.9

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $14 in the third quarter of 2005 and $2 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
WRITTEN PREMIUMS [1]

Small Commercial	$642	$607	$638	$721	$684	7%	(5%)	$1,300	$1,405	8%
Middle Market	605	616	655	581	592	(2%)	2%	1,185	1,173	(1%)

Total	$1,247	$1,223	$1,293	$1,302	$1,276	2%	(2%)	$2,485	$2,578	4%

EARNED PREMIUMS [1]

Small Commercial	$609	$606	$634	$643	$656	8%	2%	$1,181	$1,299	10%
Middle Market	588	588	610	620	612	4%	(1%)	1,166	1,232	6%

Total	$1,197	$1,194	$1,244	$1,263	$1,268	6%	—	$2,347	$2,531	8%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$975	$936	$901	$901	$1,013	4%	12%	$1,839	$1,914	4%
Change in unearned premium reserve	61	46	(16)	(18)	74	21%	NM	36	56	56%

Earned premiums [1]	914	890	917	919	939	3%	2%	1,803	1,858	3%

Loss and loss adjustment expenses
Current year	603	623	586	589	650	8%	10%	1,180	1,239	5%
Prior year [2]	(94)	(5)	15	14	(37)	61%	NM	(105)	(23)	78%

Total loss and loss adjustment expenses [3]	509	618	601	603	613	20%	2%	1,075	1,216	13%

Underwriting expenses	217	201	242	210	200	(8%)	(5%)	413	410	(1%)

Underwriting results	$188	$71	$74	$106	$126	(33%)	19%	$315	$232	(26%)

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	65.9	69.9	64.0	64.0	69.4	(3.5)	(5.4)	65.4	66.7	(1.3)
Prior year [2] [4]	(10.3)	(0.5)	1.6	1.5	(4.0)	(6.3)	5.5	(5.8)	(1.3)	(4.5)

Total loss and loss adjustment expenses	55.6	69.3	65.7	65.6	65.4	(9.8)	0.2	59.6	65.5	(5.9)

Expenses	23.8	22.7	26.2	22.9	21.2	2.6	1.7	22.9	22.0	0.9

Combined ratio	79.4	92.0	91.9	88.5	86.6	(7.2)	1.9	82.5	87.5	(5.0)

Catastrophes
Current year	2.2	5.9	0.8	2.6	4.8	(2.6)	(2.2)	2.1	3.7	(1.6)
Prior year	0.1	—	0.1	0.6	(1.2)	1.3	1.8	0.3	(0.3)	0.6

Catastrophe ratio [3]	2.4	5.8	0.9	3.2	3.6	(1.2)	(0.4)	2.4	3.4	(1.0)

Combined ratio before catastrophes	77.0	86.2	91.0	85.3	83.0	(6.0)	2.3	80.1	84.1	(4.0)
Combined ratio before catastrophes and prior year development [4]	87.5	86.7	89.4	84.4	85.7	1.8	(1.3)	86.2	85.0	1.2

COMBINED RATIO
Automobile	81.5	92.4	99.3	93.2	92.2	(10.7)	1.0	85.5	92.7	(7.2)
Homeowners	73.1	90.9	69.8	74.5	70.4	2.7	4.1	73.4	72.4	1.0

Total	79.4	92.0	91.9	88.5	86.6	(7.2)	1.9	82.5	87.5	(5.0)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $28 in the third quarter of 2005 and $3 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$635	$608	$580	$589	$678	7%	15%	$1,185	$1,267	7%
Other Affinity	28	26	26	25	22	(21%)	(12%)	57	47	(18%)
Agency	267	261	260	250	283	6%	13%	499	533	7%
Omni	45	41	35	37	30	(33%)	(19%)	98	67	(32%)

Total	$975	$936	$901	$901	$1,013	4%	12%	$1,839	$1,914	4%

EARNED PREMIUMS [1]

AARP	$579	$568	$589	$595	$612	6%	3%	$1,139	$1,207	6%
Other Affinity	31	28	28	27	25	(19%)	(7%)	62	52	(16%)
Agency	252	246	257	258	266	6%	3%	494	524	6%
Omni	52	48	43	39	36	(31%)	(8%)	108	75	(31%)

Total	$914	$890	$917	$919	$939	3%	2%	$1,803	$1,858	3%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$720	$695	$666	$690	$735	2%	7%	$1,392	$1,425	2%
Homeowners	255	241	235	211	278	9%	32%	447	489	9%

Total	$975	$936	$901	$901	$1,013	4%	12%	$1,839	$1,914	4%

EARNED PREMIUMS [1]

Automobile	$684	$684	$686	$686	$695	2%	1%	$1,358	$1,381	2%
Homeowners	230	206	231	233	244	6%	5%	445	477	7%

Total	$914	$890	$917	$919	$939	3%	2%	$1,803	$1,858	3%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$500	$457	$372	$426	$418	(16%)	(2%)	$977	$844	(14%)
Change in unearned premium reserve	32	26	(21)	43	19	(41%)	(56%)	44	62	41%

Earned premiums [1]	468	431	393	383	399	(15%)	4%	933	782	(16%)

Loss and loss adjustment expenses
Current year	330	398	335	272	277	(16%)	2%	644	549	(15%)
Prior year [2]	28	62	10	(30)	64	129%	NM	37	34	(8%)

Total loss and loss adjustment expenses [3]	358	460	345	242	341	(5%)	41%	681	583	(14%)

Underwriting expenses	103	112	113	93	100	(3%)	8%	203	193	(5%)
Dividends to policyholders	2	2	2	1	1	(50%)	—	4	2	(50%)

Underwriting results	$5	$(143)	$(67)	$47	$(43)	NM	NM	$45	$4	(91%)

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	70.9	92.8	84.6	70.9	69.4	1.5	1.5	69.0	70.2	(1.2)
Prior year [2] [4]	5.8	14.6	2.7	(7.4)	15.9	(10.1)	(23.3)	3.9	4.5	(0.6)

Total loss and loss adjustment expenses	76.7	107.4	87.3	63.6	85.3	(8.6)	(21.7)	72.9	74.6	(1.7)

Expenses	21.7	25.4	29.1	23.7	25.8	(4.1)	(2.1)	21.8	24.8	(3.0)
Policyholder dividends	0.4	0.5	0.7	0.4	(0.1)	0.5	0.5	0.4	0.2	0.2

Combined ratio	98.8	133.3	117.0	87.7	111.0	(12.2)	(23.3)	95.1	99.6	(4.5)

Catastrophes
Current year	2.0	20.5	15.1	0.5	1.0	1.0	(0.5)	1.7	0.8	0.9
Prior year	1.3	(0.9)	—	(7.6)	(0.4)	1.7	(7.2)	0.7	(4.0)	4.7

Catastrophe ratio [3]	3.3	19.7	15.1	(7.1)	0.6	2.7	(7.7)	2.4	(3.2)	5.6

Combined ratio before catastrophes	95.5	113.6	101.9	94.8	110.4	(14.9)	(15.6)	92.7	102.7	(10.0)

Combined ratio before catastrophes and prior year development [4]	91.0	98.2	99.2	94.6	94.0	(3.0)	0.6	89.5	94.3	(4.8)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $18 in the third quarter of 2005 and $8 in the fourth quarter of 2005.

[2]	The three months ended September 30, 2005 included workers compensation reserve strengthening of $70. The three months ended June 30, 2006 included an increase of $45 for construction defect claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
WRITTEN PREMIUMS [1]
Property	$75	$38	$32	$43	$69	(8%)	60%	$141	$112	(21%)
Casualty	239	202	132	189	139	(42%)	(26%)	481	328	(32%)
Bond	59	59	58	56	63	7%	13%	111	119	7%
Professional Liability	89	109	111	101	111	25%	10%	165	212	28%
Other	38	49	39	37	36	(5%)	(3%)	79	73	(8%)

Total	$500	$457	$372	$426	$418	(16%)	(2%)	$977	$844	(14%)

EARNED PREMIUMS [1]

Property	$72	$40	$57	$55	$54	(25%)	(2%)	$148	$109	(26%)
Casualty	221	201	151	142	147	(33%)	4%	435	289	(34%)
Bond	52	54	55	57	58	12%	2%	101	115	14%
Professional Liability	84	89	90	97	102	21%	5%	166	199	20%
Other	39	47	40	32	38	(3%)	19%	83	70	(16%)

Total	$468	$431	$393	$383	$399	(15%)	4%	$933	$782	(16%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2005	2005	2005	2006	2006
Written Price Increases
Business Insurance	(1%)	(3%)	(3%)	(2%)	(1%)
Personal Lines Automobile	(1%)	(1%)	(1%)	—	—
Personal Lines Homeowners	8%	8%	5%	4%	4%

Premium Retention
Business Insurance	84%	83%	86%	85%	84%
Personal Lines Automobile	87%	86%	88%	86%	87%
Personal Lines Homeowners	94%	93%	97%	94%	95%

New Business % to Net Written Premium
Business Insurance	24%	24%	23%	20%	19%
Personal Lines Automobile	15%	16%	15%	16%	15%
Personal Lines Homeowners	13%	16%	15%	15%	16%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums	$—	$2	$—	$—	$2	NM	NM	$2	$2	—
Change in unearned premium reserve	1	—	—	(1)	1	—	NM	—	—	—

Earned premiums	(1)	2	—	1	1	NM	—	2	2	—

Loss and loss adjustment expenses
Current year	—	—	—	—	—	—	—	—	—	—
Prior year [1]	107	51	26	19	267	150%	NM	135	286	112%

Total loss and loss adjustment expenses	107	51	26	19	267	150%	NM	135	286	112%

Underwriting expenses	2	4	9	3	—	(100%)	(100%)	5	3	(40%)

Underwriting results	$(110)	$(53)	$(35)	$(21)	$(266)	(142%)	NM	$(138)	$(287)	(108%)

Net investment income	70	70	66	66	69	(1%)	5%	147	135	(8%)
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—	—	—	—
Other (expenses) income	(2)	(3)	5	1	(1)	50%	NM	(3)	—	100%
Income tax benefit (expense)	19	1	(10)	(11)	72	NM	NM	7	61	NM

Core earnings	(23)	15	26	35	(126)	NM	NM	13	(91)	NM

Add: Net realized capital gains, after-tax	4	—	—	—	2	(50%)	NM	17	2	(88%)

Net (loss) income	$(19)	$15	$26	$35	$(124)	NM	NM	$30	$(89)	NM

[1]	The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended September 30, 2005 included environmental reserve strengthening of $37. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Three Months Ended June 30, 2006	Asbestos		Environmental	All Other [1][5]	Total
Beginning liability — net [2] [3]	$2,224		$345	$2,178	$4,747
Claims and claim adjustment expenses incurred	265		17	(15)	267
Claims and claim adjustment expenses paid	(162)		(50)	—	(212)

Ending liability – net [2] [3]	$2,327	[4]	$312	$2,163	$4,802

For the Six Months Ended June 30, 2006	Asbestos		Environmental	All Other [1][5]	Total
Beginning liability — net [2] [3]	$2,291		$360	$2,240	$4,891
Claims and claim adjustment expenses incurred	267		17	2	286
Claims and claim adjustment expenses paid	(231)		(65)	(79)	(375)

Ending liability – net [2] [3]	$2,327	[4]	$312	$2,163	$4,802

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $8 and $7, respectively, as of June 30, 2006, $8 and $6, respectively, as of March 31, 2006, and $10 and $6, respectively, as of December 31, 2005. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the three and six months ended June 30, 2006 includes $4 and $5, respectively, related to asbestos and environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the three and six months ended June 30, 2006 includes $3 and $6, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,491 and $378, respectively, as of June 30, 2006, $3,665 and $411, respectively, as of March 31, 2006, and $3,845 and $432, respectively, as of December 31, 2005.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $323 and $575, respectively, resulting in a one year net survival ratio of 7.2 and a three year net survival ratio of 4.1 (10.1 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[5]	The Company includes its allowance for uncollectible reinsurance in the “All Other” category of reserves. When the Company commutes a ceded reinsurance contract or settles a ceded reinsurance dispute, the portion of the allowance for uncollectible reinsurance attributable to that commutation or settlement, if any, is reclassified to the appropriate cause of loss. Virtually all of the asbestos and environmental incurred loss activity for the three and six months ended June 30, 2006 is related to the Equitas settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ASBESTOS RESERVES
AS OF JUNE 30, 2006

				% of		3 Year Gross
	Number of	All Time	Total	Asbestos	All Time	Survival Ratio
	Accounts [1]	Paid [2]	Reserves	Reserves	Ultimate [2]	[3] [4]
						(in years)
Major Asbestos Defendants [5]
Structured settlements (includes 4 Wellington accounts)	7	$386	$418	12%	$804	6.9
Wellington (direct only)	29	692	130	4%	822	5.3
Other major asbestos defendants	29	459	154	4%	613	2.4
No known policies (includes 3 Wellington accounts)	5	—	—	—	—	—
Accounts with future exposure > $2.5	88	663	959	27%	1,622	7.5
Accounts with future exposure < $2.5	1,015	198	129	4%	327	3.8
Unallocated [6]		1,418	696	20%	2,114	—

Total direct		$3,816	$2,486	71%	$6,302	3.4
Assumed reinsurance		833	647	19%	1,480	6.7
London market		495	358	10%	853	7.1

Total as of June 30, 2006		$5,144	$3,491	100%	$8,635	4.0

Total as of June 30, 2006, excluding MacArthur Settlement [7]		$3,994				7.1

[1]	An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the second quarter of 2006.

[2]	“All Time Paid” represents the total payments with respect to the indicated claim type that have already been made by the Company as of the indicated balance sheet date. “All Time Ultimate” represents the Company’s estimate, as of the indicated balance sheet date, of the total payments that are ultimately expected to be made to fully settle the indicated payment type. The amount is the sum of the amounts already paid (e.g., “All Time Paid”) and the estimated future payments (e.g., the amount shown in the column labeled “Total Reserves”).

[3]	Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time for numerous reasons such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio presented in the above table is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio as of June 30, 2006 is computed based on total paid losses of $2,626 for the period from July 1, 2003 to June 30, 2006.

[4]	As of June 30, 2006, the one year gross paid amount for total asbestos claims is $556, resulting in a one year gross survival ratio of 6.3.

[5]	Includes 28 open accounts at June 30, 2006. Included 32 open accounts at June 30, 2005.

[6]	Includes closed accounts (exclusive of Major Asbestos Defendants) and unallocated IBNR.

[7]	Excludes the $1.15 billion in payments for the MacArthur settlement in the first quarter of 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended June 30, 2006	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross

Direct	$61	$(3)	$3	$—
Assumed — Domestic	84	4	28	—
London Market	30	—	2	—

Total	175	1	33	—
Ceded	(13)	264	17	17

Net	$162	$265	$50	$17

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Six Months Ended June 30, 2006	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross

Direct	$198	$—	$12	$—
Assumed — Domestic	120	4	36	—
London Market	39	—	5	—

Total	357	4	53	—
Ceded	(126)	263	12	17

Net	$231	$267	$65	$17

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and six months ended June 30, 2006 includes $3 and $4, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and six months ended June 30, 2006 includes $3 and $6, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended June 30, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 3/31/06 - gross	$7,136	$2,070	$6,213	$15,419	$6,555	$21,974
Reinsurance and other recoverables	615	263	2,313	3,191	1,808	4,999

Liabilities for unpaid claims and claim adjustment expenses at 3/31/06 - net	6,521	1,807	3,900	12,228	4,747	16,975

Provision for unpaid claims and claim adjustment expenses
Current year	778	650	277	1,705	—	1,705
Prior year	(36)	(37)	64	(9)	267	258

Total provision for unpaid claims and claim adjustment expenses	742	613	341	1,696	267	1,963

Payments	(543)	(558)	(176)	(1,277)	(212)	(1,489)

Liabilities for unpaid claims and claim adjustment expenses at 6/30/06 - net	6,720	1,862	4,065	12,647	4,802	17,449
Reinsurance and other recoverables	590	209	2,061	2,860	1,461	4,321

Liabilities for unpaid claims and claim adjustment expenses at 6/30/06 - gross	$7,310	$2,071	$6,126	$15,507	$6,263	$21,770

Earned premiums	$1,268	$939	$399	$2,606	$1	$2,607
Loss and loss expense paid ratio	42.9	59.4	43.8	49.0
Loss and loss expense incurred ratio	58.5	65.4	85.3	65.1
Prior accident year development (pts.)	(2.8)	(4.0)	15.9	(0.4)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Six Months Ended June 30, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/06 - gross	$7,066	$2,152	$6,202	$15,420	$6,846	$22,266
Reinsurance and other recoverables	709	385	2,354	3,448	1,955	5,403

Liabilities for unpaid claims and claim adjustment expenses at 1/1/06 - net	6,357	1,767	3,848	11,972	4,891	16,863

Provision for unpaid claims and claim adjustment expenses
Current year	1,545	1,239	549	3,333	—	3,333
Prior year	(26)	(23)	34	(15)	286	271

Total provision for unpaid claims and claim adjustment expenses	1,519	1,216	583	3,318	286	3,604

Payments	(1,156)	(1,121)	(366)	(2,643)	(375)	(3,018)

Liabilities for unpaid claims and claim adjustment expenses at 6/30/06 - net	6,720	1,862	4,065	12,647	4,802	17,449
Reinsurance and other recoverables	590	209	2,061	2,860	1,461	4,321

Liabilities for unpaid claims and claim adjustment expenses at 6/30/06 - gross	$7,310	$2,071	$6,126	$15,507	$6,263	$21,770

Earned premiums	$2,531	$1,858	$782	$5,171	$2	$5,173
Loss and loss expense paid ratio	45.7	60.3	46.9	51.1
Loss and loss expense incurred ratio	60.0	65.5	74.6	64.2
Prior accident year development (pts.)	(1.0)	(1.3)	4.5	(0.3)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	June 30,	December 31,
	2006	2005
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$522	$580
Unpaid Loss and Loss Adjustment Expense	4,398	5,393

Subtotal Gross Reinsurance Recoverable	4,920	5,973

Less: Allowance for Uncollectable Reinsurance	(435)	(413)

Net Property & Casualty Reinsurance Recoverable	$4,485	$5,560
Distribution of Net Reinsurance Recoverables as of December 31, 2005 [2]

		% of	% of Rated
	Amount	Total	Companies
Net Property & Casualty Reinsurance Recoverables	$5,560

Less: Mandatory (Assigned Risk) Pools	(495)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$5,065

Rated A- (Excellent) or better by A.M. Best [3]	$3,491	68.9%	94.4%
Other Rated by A.M. Best [3]	207	4.1%	5.6%

Total Rated Companies	3,698	73.0%	100.0%

Voluntary Pools	291	5.7%
Captives	188	3.7%
Other Not Rated Companies	888	17.6%

Total	$5,065	100.0%

[1]	Net of commutations, settlements, and known insolvencies.

[2]	Excludes the impact of the 2nd Quarter 2006 settlement with Equitas.

[3]	Based on A.M. Best ratings as of 12/31/05.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Earned premiums	$2,578	$2,517	$2,554	$2,566	$2,607	1%	2%	$5,085	$5,173	2%
Net investment income	328	349	351	357	365	11%	2%	665	722	9%
Other revenues	115	115	121	123	114	(1%)	(7%)	227	237	4%
Net realized capital gains (losses)	—	2	(6)	5	(29)	NM	NM	48	(24)	NM

Total revenues	3,021	2,983	3,020	3,051	3,057	1%	—	6,025	6,108	1%

Benefits, claims and claim adjustment expenses [1]	1,688	1,843	1,818	1,641	1,963	16%	20%	3,302	3,604	9%
Amortization of deferred policy acquisition costs	498	500	507	518	523	5%	1%	990	1,041	5%
Insurance operating costs and expenses	168	174	245	141	107	(36%)	(24%)	312	248	(21%)
Other expenses	139	156	163	157	178	28%	13%	298	335	12%

Total benefits and expenses	2,493	2,673	2,733	2,457	2,771	11%	13%	4,902	5,228	7%

Income before income taxes	528	310	287	594	286	(46%)	(52%)	1,123	880	(22%)

Income tax expense	159	77	70	170	70	(56%)	(59%)	337	240	(29%)

Net income	369	233	217	424	216	(41%)	(49%)	786	640	(19%)

Less: Net realized capital gains (losses), after-tax	—	1	(3)	3	(19)	NM	NM	31	(16)	NM

Core earnings	$369	$232	$220	$421	$235	(36%)	(44%)	$755	$656	(13%)

Total Property & Casualty effective tax rate — net income	30.0%	25.0%	24.4%	28.6%	24.4%	(5.6)	(4.2)	30.0%	27.3%	(2.7)
Total Property & Casualty effective tax rate — core earnings	30.0%	24.9%	24.7%	28.6%	25.4%	(4.6)	(3.2)	29.7%	27.5%	(2.2)

[1]	The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	Sequential
	2005	2005	2005	2006	2006	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$24,550	$24,994	$25,330	$24,984	$25,377	3%	2%
Equity securities, available for sale, at fair value	589	604	661	719	796	35%	11%
Mortgage loans	193	175	218	225	286	48%	27%
Other investments	618	594	644	712	797	29%	12%

Total investments	25,950	26,367	26,853	26,640	27,256	5%	2%

Cash	256	258	272	290	193	(25%)	(33%)
Premiums receivable and agents’ balances	2,916	2,801	3,308	3,321	3,312	14%	—
Reinsurance recoverables	4,943	5,306	5,560	5,261	4,485	(9%)	(15%)
Deferred policy acquisition costs	1,095	1,113	1,134	1,150	1,176	7%	2%
Deferred income tax	738	858	904	984	1,061	44%	8%
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	466	475	485	485	504	8%	4%
Other assets	1,755	1,713	1,614	1,624	1,552	(12%)	(4%)

Total assets	$38,271	$39,043	$40,282	$39,907	$39,691	4%	(1%)

Future policy benefits, unpaid claims and claim adjustment expenses	$21,104	$21,791	$22,266	$21,974	$21,770	3%	(1%)
Unearned premiums	4,987	5,049	5,502	5,607	5,580	12%	—
Other liabilities	3,524	3,707	3,865	3,492	3,562	1%	2%

Total liabilities	29,615	30,547	31,633	31,073	30,912	4%	(1%)

Equity, x-AOCI, net of tax	8,080	8,183	8,398	8,816	8,949	11%	2%
AOCI, net of tax	576	313	251	18	(170)	NM	NM

Total stockholders’ equity	8,656	8,496	8,649	8,834	8,779	1%	(1%)

Total liabilities and stockholders’ equity	$38,271	$39,043	$40,282	$39,907	$39,691	4%	(1%)

Hartford Fire NAIC RBC			509%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31, 2006	Dec. 31, 2005
Statutory Capital and Surplus	$7,286	$6,980
GAAP Adjustments
Deferred policy acquisition costs	1,150	1,134
Deferred taxes	(273)	(355)
Benefit reserves	(163)	(165)
Unrealized gains on investments	144	324
Goodwill	108	104
Non-admitted assets	1,020	745
Other, net	(438)	(118)

GAAP Stockholders’ Equity	$8,834	$8,649

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$850	$865	$885	$897	$911	7%	2%	$1,676	$1,808	8%
Tax-exempt	131	130	137	135	133	2%	(1%)	259	268	3%

Total fixed maturities	981	995	1,022	1,032	1,044	6%	1%	1,935	2,076	7%
Equities
Available-for-sale	11	16	19	23	21	91%	(9%)	23	44	91%
Held for trading	303	1,500	1,823	454	(970)	NM	NM	524	(516)	NM

Total equities	314	1,516	1,842	477	(949)	NM	NM	547	(472)	NM
Mortgage loans	19	22	26	31	36	89%	16%	36	67	86%
Policy loans	36	36	36	33	36	—	9%	72	69	(4%)
Limited partnerships	19	47	21	6	35	84%	NM	37	41	11%
Other	17	22	17	24	3	(82%)	(88%)	65	27	(58%)

Subtotal	1,386	2,638	2,964	1,603	205	(85%)	(87%)	2,692	1,808	(33%)
Less: Investment expense	16	14	20	22	17	6%	(23%)	29	39	34%

Total net investment income	$1,370	$2,624	$2,944	$1,581	$188	(86%)	(88%)	$2,663	$1,769	(34%)
Less: Securities held for trading	303	1,500	1,823	454	(970)	NM	NM	524	(516)	NM

Total net investment income excluding trading securities	$1,067	$1,124	$1,121	$1,127	$1,158	9%	3%	$2,139	$2,285	7%

Investment yield, before-tax [2]	5.6%	5.8%	5.6%	5.6%	5.7%	0.1	0.1	5.6%	5.7%	0.1
Investment yield, after-tax [2]	3.8%	4.0%	3.9%	3.9%	3.9%	0.1	—	3.8%	3.9%	0.1

Net Realized Capital Gains (Losses)
Gross gains on sale	$163	$123	$63	$91	$89	(45%)	(2%)	$323	$180	(44%)
Gross losses on sale	(118)	(98)	(81)	(106)	(124)	(5%)	(17%)	(185)	(230)	(24%)
Impairments
Credit related	(10)	(15)	(16)	—	—	100%	—	(10)	—	100%
Other [3]	—	(5)	—	(23)	(66)	—	(187%)	(1)	(89)	NM

Total impairments	(10)	(20)	(16)	(23)	(66)	NM	(187%)	(11)	(89)	NM
Japanese fixed annuity contract hedges, net [4]	(40)	(32)	—	(44)	(14)	65%	68%	(4)	(58)	NM
Periodic net coupon settlements on credit derivatives/Japan [5]	(9)	(8)	(11)	(14)	(7)	22%	50%	(13)	(21)	(62%)
GMWB derivatives, net	1	(1)	(53)	(13)	(22)	NM	(69%)	8	(35)	NM
Other net gain (loss) [6]	3	12	10	(12)	(35)	NM	(192%)	11	(47)	NM

Total net realized capital gains (losses)	$(10)	$(24)	$(88)	$(121)	$(179)	NM	(48%)	$129	$(300)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$635	$641	$657	$663	$673	6%	2%	$1,247	$1,336	7%
Tax-exempt	28	29	30	29	30	7%	3%	55	59	7%

Total fixed maturities	663	670	687	692	703	6%	2%	1,302	1,395	7%
Equities
Available-for-sale	8	10	13	15	13	63%	(13%)	17	28	65%
Held for trading	303	1,500	1,823	454	(970)	NM	NM	524	(516)	NM

Total equities	311	1,510	1,836	469	(957)	NM	NM	541	(488)	NM
Mortgage loans	16	20	23	28	32	100%	14%	30	60	100%
Policy loans	36	36	36	33	36	—	9%	72	69	(4%)
Limited partnerships	5	36	11	9	23	NM	156%	12	32	167%
Other	16	10	10	5	(4)	NM	NM	49	1	(98%)

Subtotal	1,047	2,282	2,603	1,236	(167)	NM	NM	2,006	1,069	(47%)
Less: Investment expense	11	11	15	16	12	9%	(25%)	20	28	40%

Total net investment income (loss)	$1,036	$2,271	$2,588	$1,220	$(179)	NM	NM	$1,986	$1,041	(48%)
Less: Securities held for trading	303	1,500	1,823	454	(970)	NM	NM	524	(516)	NM

Total net investment income excluding trading securities	$733	$771	$765	$766	$791	8%	3%	$1,462	$1,557	6%

Investment yield, before-tax [2]	5.6%	5.8%	5.7%	5.7%	5.8%	0.2	0.1	5.6%	5.7%	0.1
Investment yield, after-tax [2]	3.7%	3.9%	3.8%	3.8%	3.8%	0.1	—	3.7%	3.8%	0.1

Net Realized Capital Gains (Losses)
Gross gains on sale	$123	$89	$36	$41	$48	(61%)	17%	$221	$89	(60%)
Gross losses on sale	(84)	(72)	(50)	(59)	(82)	2%	(39%)	(132)	(141)	(7%)
Impairments
Credit related	(5)	(12)	(15)	—	—	100%	—	(5)	—	100%
Other [3]	—	(4)	—	(9)	(43)	—	NM	(1)	(52)	NM

Total impairments	(5)	(16)	(15)	(9)	(43)	NM	NM	(6)	(52)	NM
Japanese fixed annuity contract hedges, net [4]	(40)	(32)	—	(44)	(14)	65%	68%	(4)	(58)	NM
Periodic net coupon settlements on credit derivatives/Japan [5]	(9)	(8)	(11)	(14)	(8)	11%	43%	(13)	(22)	(69%)
GMWB derivatives, net	1	(1)	(53)	(13)	(22)	NM	(69%)	8	(35)	NM
Other net gain (loss) [6]	5	14	11	(28)	(29)	NM	(4%)	9	(57)	NM

Total net realized capital gains (losses)	$(9)	$(26)	$(82)	$(126)	$(150)	NM	(19%)	$83	$(276)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$213	$220	$223	$230	$236	11%	3%	$425	$466	10%
Tax-exempt	103	101	107	106	103	—	(3%)	204	209	2%

Total fixed maturities	316	321	330	336	339	7%	1%	629	675	7%
Equities — available-for-sale	3	6	6	8	8	167%	—	6	16	167%
Mortgage loans	3	2	3	3	4	33%	33%	6	7	17%
Limited partnerships	14	11	10	(3)	12	(14%)	NM	25	9	(64%)
Other	(3)	12	7	19	7	NM	(63%)	8	26	NM

Subtotal	333	352	356	363	370	11%	2%	674	733	9%
Less: Investment expense	5	3	5	6	5	—	(17%)	9	11	22%

Total net investment income	$328	$349	$351	$357	$365	11%	2%	$665	$722	9%

Investment yield, before-tax [2]	5.4%	5.6%	5.5%	5.5%	5.5%	0.1	—	5.5%	5.5%	—
Investment yield, after-tax [2]	4.0%	4.2%	4.1%	4.1%	4.1%	0.1	—	4.1%	4.1%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$40	$34	$27	$50	$41	3%	(18%)	$102	$91	(11%)
Gross losses on sale	(34)	(26)	(31)	(47)	(42)	(24%)	11%	(53)	(89)	(68%)
Impairments
Credit related	(5)	(3)	(1)	—	—	100%	—	(5)	—	100%
Other [3]	—	(1)	—	(14)	(23)	—	(64%)	—	(37)	—

Total impairments	(5)	(4)	(1)	(14)	(23)	NM	(64%)	(5)	(37)	NM
Periodic net coupon settlements on credit derivatives [4]	—	—	—	—	1	—	—	—	1	—
Other net gain (loss) [5]	(1)	(2)	(1)	16	(6)	NM	NM	4	10	150%

Total net realized capital gains (losses)	$—	$2	$(6)	$5	$(29)	—	NM	$48	$(24)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program and reverse repurchase agreements.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2005	2005	2005	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$2	$4	$5	$4	$2	—	(50%)	$4	$6	50%

Total fixed maturities	2	4	5	4	2	—	(50%)	4	6	50%

Other [2]	4	—	—	—	—	(100%)	—	8	—	(100%)

Total net investment income	$6	$4	$5	$4	$2	(67%)	(50%)	$12	$6	(50%)

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$(1)	$—	$—	$—	$—	100%	—	(2)	—	100%

[1]	Includes income on short-term bonds.
[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income. The amortization period concluded on June 30, 2005.
[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2005		2005		2005		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$76,554	76.1%	$76,461	73.8%	$76,440	71.5%	$75,719	69.6%	$76,054	68.6%
Equity securities, at fair value
Available-for-sale	1,382	1.4%	1,401	1.4%	1,461	1.4%	1,539	1.4%	1,568	1.4%
Held for trading	17,955	17.8%	21,247	20.5%	24,034	22.5%	26,057	23.9%	26,916	24.3%

Total equity securities, at fair value	19,337	19.2%	22,648	21.9%	25,495	23.9%	27,596	25.3%	28,484	25.7%
Policy loans, at outstanding balance	2,140	2.1%	2,009	1.9%	2,016	1.9%	2,007	1.9%	2,110	1.9%
Mortgage loans, at cost	1,341	1.4%	1,353	1.3%	1,731	1.6%	2,145	2.0%	2,555	2.3%
Limited partnerships, at fair value	524	0.5%	564	0.5%	668	0.6%	774	0.7%	946	0.9%
Other investments [2]	728	0.7%	582	0.6%	585	0.5%	578	0.5%	682	0.6%

Total investments	$100,624	100.0%	$103,617	100.0%	$106,935	100.0%	$108,819	100.0%	$110,831	100.0%
Less: Equity securities held for trading	17,955	17.8%	21,247	20.5%	24,034	22.5%	26,057	23.9%	26,916	24.3%

Total investments excluding trading securities	$82,669	82.2%	$82,370	79.5%	$82,901	77.5%	$82,762	76.1%	$83,915	75.7%

HIMCO managed third party accounts	$4,832		$4,640		$4,710		$4,849		$5,283

Asset-backed securities (“ABS”)	$7,906	10.3%	$8,029	10.5%	$7,878	10.3%	$7,867	10.4%	$8,008	10.5%
Commercial mortgage-backed securities (“CMBS”)	12,299	16.1%	12,641	16.5%	13,002	17.0%	13,224	17.5%	13,588	17.9%
Collateralized mortgage obligation (“CMO”)	1,118	1.5%	1,079	1.4%	990	1.3%	1,003	1.3%	1,227	1.6%
Corporate	35,426	46.3%	34,388	45.0%	34,018	44.5%	34,012	44.9%	33,828	44.5%
Government/Government agencies — Foreign	1,483	1.9%	1,468	1.9%	1,467	1.9%	1,429	1.9%	1,240	1.6%
Government/Government agencies — U.S.	848	1.1%	1,071	1.4%	898	1.2%	1,014	1.3%	1,583	2.1%
Mortgage-backed securities (“MBS”) — agency	3,525	4.6%	3,480	4.5%	3,861	5.0%	2,963	3.9%	2,849	3.8%
Municipal — taxable	1,188	1.5%	1,199	1.6%	1,199	1.6%	1,139	1.5%	1,147	1.5%
Municipal — tax-exempt	10,436	13.6%	11,081	14.5%	11,019	14.4%	10,841	14.3%	10,550	13.9%
Redeemable preferred stock	42	0.1%	41	0.1%	45	0.1%	41	0.1%	38	—
Short-term	2,283	3.0%	1,984	2.6%	2,063	2.7%	2,186	2.9%	1,996	2.6%

Total fixed maturities [1]	$76,554	100.0%	$76,461	100.0%	$76,440	100.0%	$75,719	100.0%	$76,054	100.0%

AAA	$18,965	24.8%	$20,346	26.6%	$19,837	26.0%	$20,197	26.7%	$21,098	27.7%
AA	10,207	13.3%	9,728	12.7%	10,143	13.3%	10,299	13.6%	10,556	13.9%
A	18,693	24.4%	19,216	25.1%	18,914	24.7%	18,544	24.5%	18,196	23.9%
BBB	18,175	23.7%	17,102	22.4%	16,892	22.1%	16,575	21.9%	15,605	20.5%
U.S. Government/Government agencies	5,413	7.1%	5,199	6.8%	5,686	7.4%	4,926	6.5%	5,597	7.4%
BB & below	2,818	3.7%	2,886	3.8%	2,905	3.8%	2,992	3.9%	3,006	4.0%
Short-term	2,283	3.0%	1,984	2.6%	2,063	2.7%	2,186	2.9%	1,996	2.6%

Total fixed maturities [1]	$76,554	100.0%	$76,461	100.0%	$76,440	100.0%	$75,719	100.0%	$76,054	100.0%

[1]	Includes $281, $352, $298, $164 and $224 in Corporate at June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively, of which $130, $114, $89, $97 and $150, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $7, $2, $0, $0 and $0 in Corporate at June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2005		2005		2005		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$51,723	69.5%	$51,115	66.5%	$50,812	63.7%	$50,571	61.7%	$50,453	60.6%
Equity securities, at fair value
Available-for-sale	793	1.1%	797	1.1%	800	1.0%	820	1.0%	772	0.9%
Held for trading	17,955	24.1%	21,247	27.6%	24,034	30.1%	26,057	31.8%	26,916	32.3%

Total equity securities, at fair value	18,748	25.2%	22,044	28.7%	24,834	31.1%	26,877	32.8%	27,688	33.2%
Policy loans, at outstanding balance	2,140	2.9%	2,009	2.6%	2,016	2.5%	2,007	2.4%	2,110	2.5%
Mortgage loans, at cost	1,148	1.6%	1,178	1.5%	1,513	1.9%	1,920	2.3%	2,269	2.7%
Limited partnerships, at fair value	309	0.4%	369	0.5%	431	0.6%	491	0.6%	581	0.7%
Other investments	318	0.4%	181	0.2%	178	0.2%	149	0.2%	250	0.3%

Total investments	$74,386	100.0%	$76,896	100.0%	$79,784	100.0%	$82,015	100.0%	$83,351	100.0%
Less: Equity securities held for trading	17,955	24.1%	21,247	27.6%	24,034	30.1%	26,057	31.8%	26,916	32.3%

Total investments excluding trading securities	$56,431	75.9%	$55,649	72.4%	$55,750	69.9%	$55,958	68.2%	$56,435	67.7%

ABS	$6,772	13.1%	$6,983	13.7%	$6,792	13.4%	$6,784	13.4%	$6,929	13.7%
CMBS	8,930	17.3%	9,187	18.0%	9,367	18.4%	9,552	18.9%	9,745	19.3%
CMO	996	1.9%	941	1.8%	862	1.7%	870	1.7%	983	2.0%
Corporate	26,038	50.3%	25,042	49.0%	24,812	48.8%	24,648	48.7%	24,235	48.0%
Government/Government agencies — Foreign	729	1.4%	753	1.5%	765	1.5%	746	1.5%	579	1.2%
Government/Government agencies — U.S.	700	1.4%	834	1.6%	649	1.3%	806	1.6%	1,226	2.4%
MBS — agency	2,481	4.8%	2,413	4.7%	2,757	5.4%	2,147	4.2%	2,080	4.1%
Municipal — taxable	965	1.9%	990	1.9%	991	2.0%	942	1.9%	955	1.9%
Municipal — tax-exempt	2,478	4.8%	2,486	4.9%	2,466	4.9%	2,407	4.8%	2,346	4.7%
Redeemable preferred stock	14	—	13	—	17	—	16	—	15	—
Short-term	1,620	3.1%	1,473	2.9%	1,334	2.6%	1,653	3.3%	1,360	2.7%

Total fixed maturities	$51,723	100.0%	$51,115	100.0%	$50,812	100.0%	$50,571	100.0%	$50,453	100.0%

AAA	$10,596	20.5%	$11,311	22.1%	$10,746	21.1%	$11,010	21.8%	$11,707	23.2%
AA	6,565	12.7%	6,156	12.1%	6,490	12.8%	6,714	13.3%	6,914	13.7%
A	13,543	26.2%	13,924	27.2%	13,865	27.3%	13,568	26.8%	13,235	26.2%
BBB	13,616	26.3%	12,710	24.9%	12,490	24.6%	12,180	24.1%	11,336	22.5%
U.S. Government/Government agencies	4,130	8.0%	3,887	7.6%	4,232	8.3%	3,797	7.5%	4,252	8.4%
BB & below	1,653	3.2%	1,654	3.2%	1,655	3.3%	1,649	3.2%	1,649	3.3%
Short-term	1,620	3.1%	1,473	2.9%	1,334	2.6%	1,653	3.3%	1,360	2.7%

Total fixed maturities	$51,723	100.0%	$51,115	100.0%	$50,812	100.0%	$50,571	100.0%	$50,453	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	June 30,		September 30,		December 31,		March 31,		June 30,
	2005		2005		2005		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$24,550	94.6%	$24,994	94.8%	$25,330	94.3%	$24,984	93.8%	$25,377	93.1%
Equity securities, available-for-sale, at fair value	589	2.3%	604	2.3%	661	2.5%	719	2.7%	796	2.9%
Mortgage loans, at cost	193	0.7%	175	0.7%	218	0.8%	225	0.8%	286	1.1%
Limited partnerships, at fair value	215	0.8%	195	0.7%	237	0.9%	283	1.1%	365	1.3%
Other investments	403	1.6%	399	1.5%	407	1.5%	429	1.6%	432	1.6%

Total investments	$25,950	100.0%	$26,367	100.0%	$26,853	100.0%	$26,640	100.0%	$27,256	100.0%

ABS	$1,134	4.6%	$1,046	4.2%	$1,086	4.3%	$1,083	4.4%	$1,079	4.3%
CMBS	3,369	13.7%	3,454	13.8%	3,635	14.3%	3,672	14.7%	3,843	15.1%
CMO	122	0.5%	138	0.6%	128	0.5%	133	0.5%	244	1.0%
Corporate	9,189	37.4%	9,085	36.3%	9,026	35.6%	9,250	37.0%	9,480	37.4%
Government/Government agencies — Foreign	754	3.1%	715	2.9%	702	2.8%	683	2.7%	661	2.6%
Government/Government agencies — U.S.	148	0.6%	237	0.9%	249	1.0%	208	0.8%	357	1.4%
MBS — agency	1,044	4.3%	1,067	4.3%	1,104	4.4%	816	3.3%	769	3.0%
Municipal — taxable	223	0.9%	209	0.8%	208	0.8%	197	0.8%	192	0.8%
Municipal — tax-exempt	7,958	32.4%	8,595	34.4%	8,553	33.8%	8,434	33.8%	8,204	32.3%
Redeemable preferred stock	28	0.1%	28	0.1%	28	0.1%	25	0.1%	23	—
Short-term	581	2.4%	420	1.7%	611	2.4%	483	1.9%	525	2.1%

Total fixed maturities	$24,550	100.0%	$24,994	100.0%	$25,330	100.0%	$24,984	100.0%	$25,377	100.0%

AAA	$8,354	34.0%	$9,018	36.1%	$9,080	35.9%	$9,181	36.8%	$9,385	37.0%
AA	3,549	14.5%	3,452	13.8%	3,563	14.1%	3,528	14.1%	3,584	14.1%
A	5,060	20.6%	5,179	20.7%	4,974	19.6%	4,926	19.7%	4,914	19.4%
BBB	4,558	18.6%	4,381	17.5%	4,398	17.4%	4,394	17.6%	4,267	16.8%
U.S. Government/Government agencies	1,283	5.2%	1,312	5.3%	1,454	5.7%	1,129	4.5%	1,345	5.3%
BB & below	1,165	4.7%	1,232	4.9%	1,250	4.9%	1,343	5.4%	1,357	5.3%
Short-term	581	2.4%	420	1.7%	611	2.4%	483	1.9%	525	2.1%

Total fixed maturities	$24,550	100.0%	$24,994	100.0%	$25,330	100.0%	$24,984	100.0%	$25,377	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	June 30, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$17,434	$17,044	$(390)	$17,986	$17,704	$(282)
Greater than three months to six months	4,667	4,487	(180)	5,143	5,013	(130)
Greater than six months to nine months	11,938	11,299	(639)	1,061	1,036	(25)
Greater than nine months to twelve months	3,664	3,476	(188)	3,001	2,907	(94)
Greater than twelve months	6,636	6,273	(363)	5,053	4,826	(227)

Total	$44,339	$42,579	$(1,760)	$32,244	$31,486	$(758)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,471	$1,421	$(50)	$686	$657	$(29)
Greater than three months to six months	289	270	(19)	252	242	(10)
Greater than six months to nine months	307	290	(17)	170	165	(5)
Greater than nine months to twelve months	122	114	(8)	89	85	(4)
Greater than twelve months	408	353	(55)	353	309	(44)

Total	$2,597	$2,448	$(149)	$1,550	$1,458	$(92)

[1]	As of June 30, 2006, fixed maturities represented $1,738, or 99%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of June 30, 2006 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of June 30, 2006 and December 31, 2005, for which management’s best estimate of future cash flows adversely changed during the reporting period for which an impairment has not been recorded. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2005 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	June 30, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$10,710	$10,454	$(256)	$11,416	$11,234	$(182)
Greater than three months to six months	2,912	2,802	(110)	3,551	3,465	(86)
Greater than six months to nine months	7,267	6,868	(399)	861	843	(18)
Greater than nine months to twelve months	2,476	2,357	(119)	2,123	2,057	(66)
Greater than twelve months	4,399	4,168	(231)	3,236	3,086	(150)

Total	$27,764	$26,649	$(1,115)	$21,187	$20,685	$(502)

BIG and Equity AFS Securities

Three months or less	$711	$689	$(22)	$381	$363	$(18)
Greater than three months to six months	159	147	(12)	127	123	(4)
Greater than six months to nine months	199	187	(12)	121	117	(4)
Greater than nine months to twelve months	46	43	(3)	71	68	(3)
Greater than twelve months	322	272	(50)	270	230	(40)

Total	$1,437	$1,338	$(99)	$970	$901	$(69)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	June 30, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$6,645	$6,511	$(134)	$6,554	$6,454	$(100)
Greater than three months to six months	1,751	1,681	(70)	1,580	1,536	(44)
Greater than six months to nine months	4,666	4,426	(240)	190	183	(7)
Greater than nine months to twelve months	1,184	1,115	(69)	861	833	(28)
Greater than twelve months	2,232	2,100	(132)	1,812	1,735	(77)

Total	$16,478	$15,833	$(645)	$10,997	$10,741	$(256)

BIG and Equity AFS Securities

Three months or less	$760	$732	$(28)	$305	$294	$(11)
Greater than three months to six months	130	123	(7)	125	119	(6)
Greater than six months to nine months	108	103	(5)	49	48	(1)
Greater than nine months to twelve months	76	71	(5)	18	17	(1)
Greater than twelve months	86	81	(5)	83	79	(4)

Total	$1,160	$1,110	$(50)	$580	$557	$(23)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2006

	LIFE
		Percent of
TOP TEN CORPORATE		Total
FIXED MATURITY	Fair	Invested
EXPOSURES BY SECTOR	Value	Assets
Financial services	$7,337	8.8%
Technology and communications	2,923	3.5%
Utilities	2,850	3.4%
Consumer non cyclical	2,260	2.7%
Consumer cyclical	2,037	2.4%
Basic industry	2,057	2.5%
Capital goods	1,668	2.0%
Other	1,386	1.7%
Energy	1,089	1.3%
Transportation	628	0.8%

Total	$24,235	29.1%

TOP TEN EXPOSURES BY ISSUER [2]

HSBC Holdings PLC	$237	0.3%
AT&T Inc.	237	0.3%
General Electric Company	221	0.3%
The Royal Bank of Scotland Group PLC	213	0.3%
ABN AMRO Holding N.V.	210	0.3%
Bank of America Corp.	209	0.2%
Wachovia Bank Comm. Mortgage	202	0.2%
Credit Suisse Group	201	0.2%
ConocoPhillips	193	0.2%
Deutsche Telekom AG	183	0.2%

Total	$2,106	2.5%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,766	10.1%
Technology and communications	1,352	5.0%
Utilities	1,230	4.5%
Consumer non cyclical	925	3.4%
Consumer cyclical	783	2.9%
Basic industry	739	2.7%
Capital goods	568	2.1%
Other	415	1.5%
Energy	490	1.8%
Transportation	212	0.8%

Total	$9,480	34.8%

State of California	$265	1.0%
New York City, NY	229	0.8%
State of Illinios	225	0.8%
State of Georgia	206	0.8%
State of Massachusetts	194	0.7%
U.S. Small Business Administration	155	0.6%
The Goldman Sachs Group, Inc.	155	0.6%
SLM Corporation	128	0.5%
Merrill Lynch & Co., Inc.	120	0.4%
Houston, TX	115	0.4%

Total	$1,792	6.6%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$10,194	9.2%
Technology and communications	4,280	3.9%
Utilities	4,081	3.7%
Consumer non cyclical	3,187	2.9%
Consumer cyclical	2,825	2.5%
Basic industry	2,800	2.5%
Capital goods	2,241	2.0%
Other	1,801	1.6%
Energy	1,579	1.4%
Transportation	840	0.8%

Total	$33,828	30.5%

State of California	$422	0.4%
State of Illinios	342	0.3%
U.S. Small Business Administration	334	0.3%
AT&T Inc.	327	0.3%
General Electric Company	325	0.3%
State of Massachusetts	317	0.3%
HSBC Holdings PLC	314	0.3%
The Goldman Sachs Group, Inc.	290	0.3%
Deutsche Telekom AG	278	0.2%
Merrill Lynch & Co., Inc.	276	0.2%

Total	$3,225	2.9%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.